Exhibit 99.2

REPORTING SUPPLEMENT

ACADIA REALTY TRUST

Table of Contents
Year Ended 2011

Section I - Financial Information		Section II - Opportunity Fund Information

Company Information	3	Opportunity Fund Overview	23
Total Market Capitalization	4	Opportunity Fund Properties	24
Operating Statements		Opportunity Fund Lease Expirations	25
Pro-rata Consolidation	5	Redevelopment Projects - Operating	28
Opportunity Funds	6	Redevelopment Projects - Construction and Design	29
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		RCP Venture Investments	30
and Funds Available for Distribution ("FAD")	8	Storage Portfolio	31
EBITDA	9
Same Property Net Operating Income	10
Fee Income	11	Section III - Core Portfolio Information
Balance Sheet - Pro-rata Consolidation	12
Notes Receivable	13	Core Properties	32
Other Information		Core Portfolio by State	34
2012 Guidance	14	Core Top Tenants	35
Net Asset Valuation	15	Core Lease Expirations	36
Selected Financial Ratios	16	Core New and Renewal Rent Spreads	38
Debt Analysis		Core Capital Expenditures	39
Summary	17	Portfolio Demographics	40
Detail	18	Important Notes	42
Maturities with Extension Options	21
Maturities	22

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust, a fully-integrated equity real estate investment trust, is focused on the ownership, management and redevelopment of high-quality retail properties and urban/infill mixed-use properties with a strong retail component located primarily in high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in Chicago. Acadia owns, or has an ownership interest in, 83 properties through its core portfolio and three opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

Corporate Headquarters	Investor Relations	New York Stock Exchange
1311 Mamaroneck Avenue	Jon Grisham	Symbol AKR
Suite 260	Senior Vice President,
White Plains, NY 10605	Chief Financial Officer
www.acadiarealty.com	(914) 288-8142
jgrisham@acadiarealty.com

Analyst Coverage

Bank of America / Merrill Lynch	Green Street Advisors	KeyBanc Capital Markets, Inc.
Craig Schmidt - (646) 855-3640	Cedrik LaChance - (949) 640-8780	Todd Thomas - (917) 368-2286
craig.schmidt@baml.com	clachance@greenst.com	tthomas@keybanccm.com

Bank of Montreal	Janney Montgomery Scott	Macquarie Capital (USA)
Paul Adornato, CFA - (212) 885-4170	Andrew T. DiZio, CFA - (215) 665-6439	Rob Stevenson - (212) 231-8068
paul.adornato@bmo.com	adizio@jmsonline.com	rob.stevenson@macquarie.com

Citigroup - Global Markets	J.P. Morgan Securities, Inc.	RBC Capital Markets
Quentin Velleley, CFA - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689	Rich Moore, CFA - (440) 715-2646
quentin.velleley@citi.com	michael.w.mueller@jpmorgan.com	rich.moore@rbccm.com

Cowen and Company	Keefe, Bruyette & Woods, Inc.	UBS
Michael Gorman - (646) 562-1381	Sheila K. McGrath - (212) 887-7793	Christy McElroy - (203) 719-7831
michael.gorman@cowen.com	smcgrath@kbw.com	christy.mcelroy@ubs.com

Total Market Capitalization
(including pro-rata share of Opportunity Fund debt, dollars in thousands)

					Capitalization
	Percent of	Total Market Capitalization			based on
	Total Equity	$		%	Net Debt1
Equity Capitalization
Total Common Shares Outstanding	98.9%	42,586
Common Operating Partnership ("OP") Units	1.1%	492
Combined Common Shares and OP Units		43,078

Share Price December 31, 2011		$20.14

Equity Capitalization - Common Shares and OP Units		$867,591
Preferred OP Units		505	2
Total Equity Capitalization		868,096		69%	73%

Debt Capitalization
Consolidated debt		788,807
Adjustment to reflect pro-rata share of debt		(392,350)
Total Debt Capitalization		396,457		31%	27%

Total Market Capitalization		$1,264,553		100%	100%

Weighted Average Outstanding Common Shares and OP Units
(in thousands)
	December 31, 2011		December 31, 2010
	Quarter	Year-to-date	Quarter	Year-to-date
Weighted average Common Shares - Basic EPS	41,785	40,697	40,257	40,136
Dilutive potential Common Shares	281	289	337	270
Weighted average Common Shares - Diluted EPS	42,066	40,986	40,594	40,406
OP Units	493	481	360	470
Dilutive potential OP Units	-	-	25	-
Weighted average Common Shares and OP Units - Diluted FFO	42,559	41,467	40,979	40,876

Notes:
1 Reflects debt net of Core Portfolio and pro-rata share of Opportunity Funds cash balance ("Net Debt"). Cash balance as of December 31, 2011 was $71,985
2 Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units multiplied by the Common Share price at quarter end.
3 Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

Income Statements - Pro-rata Consolidation1
Current Quarter and Year-to-Date
(in thousands)

	Year ended December 31, 2011							Three months ended December 31, 2011
	Core Retail				Opportunity Funds		Total	Core Retail				Opportunity Funds		Total
			Total							Total
	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued		Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued
	Owned	Ventures 2	Operations	Operations	Operations	Operations		Owned	Ventures 2	Operations	Operations	Operations	Operations
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents	$44,024	$6,661	$50,685	$1,259	$14,187	$561	66,693	$11,447	$1,811	$13,258	$-	$3,721	$83	$17,062
Percentage rents	357	57	414	37	13	-	464	75	8	83	-	4	-	87
Expense reimbursements - CAM	4,636	719	5,355	289	1,189	15	6,848	1,400	161	1,561	-	325	-	1,886
Expense reimbursements - Taxes	6,680	1,000	7,680	172	1,298	12	9,162	1,721	271	1,992	-	370	-	2,362
Other property income	113	10	123	1	408	-	532	54	5	59	-	123	-	182
Total Property Revenues	55,810	8,447	64,257	1,758	17,095	588	83,699	14,697	2,256	16,953	-	4,543	83	21,579

PROPERTY EXPENSES
Property operating - CAM	6,480	983	7,463	537	1,572	46	9,618	1,876	240	2,116	-	458	4	2,578
Other property operating (Non-CAM)	2,292	219	2,511	86	2,839	179	5,615	708	97	805	-	712	38	1,555
Real estate taxes	8,507	1,182	9,689	286	2,186	37	12,198	2,236	319	2,555	-	587	6	3,148
Total Property Expenses	17,279	2,384	19,663	909	6,597	262	27,431	4,820	656	5,476	-	1,758	47	7,281

NET OPERATING INCOME - PROPERTIES	38,531	6,063	44,594	849	10,497	327	56,268	9,877	1,600	11,477	-	2,785	36	14,298

OTHER INCOME (EXPENSE)
Mezzanine interest income	10,027	-	10,027	-	266	-	10,293	1,462	-	1,462	-	81	-	1,543
Other interest income	275	-	275	-	19	-	294	56	-	56	-	19	-	75
Straight-line rent income, net	861	51	912	(1)	1,252	40	2,203	618	16	634	-	217	-	851
Straight-line ground rent expense	-	-	-	-	(88)	-	(88)	-	-	-	-	(22)	-	(22)
FAS 141 rent, net	(833)	140	(693)	-	342	-	(351)	(353)	35	(318)	-	222	-	(96)
FAS 141 interest expense	20	-	20	-	53	-	73	5	-	5	-	16	-	21
Interest expense	(15,506)	(3,918)	(19,424)	-	(3,947)	-	(23,371)	(3,456)	(1,124)	(4,580)	-	(1,114)	-	(5,694)
Amortization of loan costs	(492)	-	(492)	-	(670)	-	(1,162)	(145)	-	(145)	-	(159)	-	(304)
Asset and property management expense	(56)	-	(56)	-	(533)	-	(589)	(12)	-	(12)	-	(72)	-	(84)
Promote expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	1,244	22	1,266	-	10	-	1,276	260	22	282	-	-	-	282
Acquisition costs	(780)	-	(780)	-	(301)	-	(1,081)	(196)	-	(196)	-	(284)	-	(480)
Impairment of asset	-	-	-	-	-	(2,616)	(2,616)	-	-	-	-	-	-	-
Equity in earnings of unconsolidated affiliate, net of taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	33,291	2,358	35,649	848	6,900	(2,249)	41,149	8,116	549	8,665	-	1,689	36	10,390

FEE INCOME
Asset and property management fees and priority distributions	12,615	-	12,615	-	-	-	12,615	3,166	-	3,166	-	-	-	3,166
Transactional fees3	6,376	-	6,376	-	-	-	6,376	1,183		1,183	-	-	-	1,183
Provision for income taxes	(953)	-	(953)	-	125	-	(828)	(538)	-	(538)	-	(1)	-	(539)
FEE INCOME	18,038	-	18,038	-	125	-	18,163	3,811	-	3,811	-	(1)	-	3,810

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	646	-	646	-	-	-	-	(116)	-	(116)
Promote income - RCP	-	-	-	-	(175)	-	(175)	-	-	-	-	(57)	-	(57)
Promote income - Fund capital transactions	-	-	-	-	2,407	-	2,407	-	-	-	-	2,407	-	2,407
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	96	3	99	-	7	-	106	-	-	-	-	-	-	-
Gain (loss) on extinguishment of debt	1,268	-	1,268	-	-	-	1,268	-	-	-	-	-	-	-
Gain from bargain purchase	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes (RCP)	(121)	(1)	(122)	-	(7)	-	(129)	79	-	79	-	-	-	79
Total Promote, RCP and Other Income	1,243	2	1,245	-	2,878	-	4,123	79	-	79	-	2,234	-	2,313

GENERAL AND ADMINISTRATIVE	(23,042)	(21)	(23,063)	-	(379)	-	(23,442)	(5,824)	(12)	(5,836)	-	(100)	-	(5,936)

Depreciation and amortization	(13,063)	(1,562)	(14,625)	(343)	(4,179)	(66)	(19,213)	(3,324)	(478)	(3,802)	-	(1,101)	-	(4,903)
FAS 141 amortization	321	-	321	-	(634)	-	(313)	93	-	93		(140)	-	(47)
Gain on sale of properties	-	-	-	28,576	-	3,140	31,716	-	-	-	-	-	2,356	2,356
Income before noncontrolling interests	16,788	777	17,565	29,081	4,712	824	52,183	2,951	59	3,010	-	2,581	2,392	7,983

Noncontrolling interest - OP	(652)	-	(652)	-	-	-	(652)	(103)	-	(103)	-	-	-	(103)
Noncontrolling interests	-	-	-	-	24	-	24	-	-	-	-	7	-	7

NET INCOME	$16,136	$777	$16,913	$29,081	$4,736	$824	$51,555	$2,848	$59	$2,907	$-	$2,588	$2,392	$7,887

Notes:
1Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
2The Company has a 22.2% interest in Brandywine Portfolio ("Brandywine"), a 49% interest in the Crossroads Shopping Center ("Crossroads") and a 50% interest in six properties ("Georgetown Portfolio") which are accounted for as unconsolidated investments in the Company's financial statements.

3Consists of development, construction, leasing and legal fees.

Income Statements - Opportunity Funds1
Year-to-Date
(in thousands)

	Year ended December 31, 2011
					Continuing	Discontinued							Continuing	Discontinued				Pro-rata
					Operations	Operations							Operations	Operations				share of
	Fund I	Fund I	Fund I	AKR	AKR Pro-	AKR Pro-		AKR	AKR Pro-	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		AKR Pro-		Fund III		AKR Pro-	Total
	Continuing	Discontinued	Consolidated	Promote	rata share	rata share	Mervyns	Promote	rata share	Continuing	Discontinued	Consolidated	rata share	rata share	Mervyns	rata share		unconsolidated	Adjusted	rata share	AKR Pro-
	Operations	Operations	Operations3	20.00%	22.22%	22.22%	I	20.00%	22.22%	Operations	Operations	Operations	20.00%	20.00%	II	20.00%	Fund III	affiliates4	Fund III	19.90%	rata share

PROPERTY REVENUES
Minimum rents	$1,074	$2,495	$3,569	$714	$82	$552	$-	$-	$-	$30,534	$44	$30,578	$6,103	$9	$-	$-	$29,510	$7,096	$36,606	$7,286	$14,747
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	4	62	66	13	13
Expense reimbursements - CAM	152	65	217	43	24	15	-	-	-	3,001	-	3,001	600	-	-	-	1,522	1,098	2,620	521	1,204
Expense reimbursements - Taxes	80	55	135	27	12	12	-	-	-	2,426	-	2,426	485	-	-	-	3,665	223	3,888	774	1,310
Other property income	1	-	1	0	0	-	-	-	-	424	-	424	85	-	-	-	1,516	110	1,626	323	408
Total Property Revenues	1,307	2,615	3,922	784	118	579	-	-	-	36,385	44	36,429	7,273	9	-	-	36,217	8,589	44,806	8,917	17,682

PROPERTY EXPENSES
Property operating - CAM	194	205	399	80	25	46	-	-	-	4,710	1	4,711	942	-	-	-	1,962	673	2,635	524	1,618
Other property operating (Non-CAM)	255	806	1,061	212	10	179	-	-	-	5,506	-	5,506	1,101	-	-	-	6,532	1,079	7,611	1,515	3,018
Real estate taxes	125	168	293	59	15	37	-	-	-	4,153	-	4,153	830	-	-	-	5,763	681	6,444	1,283	2,223
Total Property Expenses	574	1,179	1,753	351	50	262	-	-	-	14,369	1	14,370	2,873	-	-	-	14,257	2,433	16,690	3,322	6,859

NET OPERATING INCOME - PROPERTIES	733	1,436	2,169	434	68	318	-	-	-	22,016	43	22,059	4,400	9	-	-	21,960	6,156	28,116	5,595	10,823

OTHER INCOME (EXPENSE)
Mezzanine interest income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1,338	-	1,338	266	266
Other interest income	49	-	49	10	9	-	-	-	-	-	-	-	-	-	-	-	1	2	3	-	19
Straight-line rent income, net	36	182	218	44	(2)	40	-	-	-	4,607	-	4,607	921	-	-	-	1,017	428	1,445	289	1,292
Straight-line ground rent	-	-	-	-	-	-	-	-	-	(432)	-	(432)	(88)	-	-	-	-	-	-	-	(88)
FAS 141 rent, net	-	-	-	-	-	-	-	-	-	(152)	-	(152)	(30)	-	-	-	400	1,472	1,872	372	342
FAS 141 interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	270	270	53	53
Interest expense	(161)	-	(161)	(32)	(29)	-	-	-	-	(10,862)	-	(10,862)	(2,172)	-	-	-	(5,780)	(2,844)	(8,624)	(1,715)	(3,947)
Amortization of loan costs	(35)	-	(35)	(7)	(6)	-	-	-	-	(2,476)	-	(2,476)	(495)	-	-	-	(818)	-	(818)	(163)	(670)
Asset and property management expense 2	36	(28)	8	-	2	-	-	-	-	(5,400)	-	(5,400)	-	-	(572)	-	(9,907)	(3,018)	(12,925)	(536)	(533)
Promote expense2	(2,177)	-	(2,177)	-	-	-	(4)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	50	50	10	10
Acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(674)	(835)	(1,509)	(301)	(301)
Impairment of asset	-	(6,925)	(6,925)	-	-	(2,616)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(2,616)
Equity in earnings of unconsolidated affiliate, net of taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
OPPORTUNITY FUND INCOME	(1,519)	(5,335)	(6,854)	448	43	(2,258)	(4)	-	-	7,301	43	7,344	2,536	9	(572)	-	7,537	1,681	9,218	3,870	4,650

FEE INCOME
Asset and property management fees and
priority distributions 2	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	92	-	-	-
Transactional fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	-	-	-	(16)	-	(16)	(3)	-	-	-	642	-	642	128	125
Total Fee Income	-	-	-	-	-	-	-	-	-	(16)	-	(16)	(3)	-	-	-	642	92	642	128	125

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	(865)	-	(154)	-	-	-	-	-	4,002	800	-	-	-	-	646
Promote income - RCP	-	-	-	-	-	-	-	(174)	-	-	-	-	-	-	-	-	-	-	-	-	(174)
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	34	34	7	7
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes (RCP)	(11)	-	(11)	(2)	(2)	-	(1)	(0)	(0)	-	-	-	-	-	(8)	(2)	-	-	-	-	(7)
Total Promote, RCP and Other Income	(11)	-	(11)	(2)	(2)	-	(866)	(174)	(154)	-	-	-	-	-	3,994	798	-	34	34	7	472

GENERAL AND ADMINISTRATIVE	(127)	-	(127)	(25)	(23)	-	(13)	(3)	(2)	(831)	-	(831)	(166)	-	(62)	(13)	(669)	(84)	(753)	(150)	(381)

Depreciation and amortization	(315)	(299)	(614)	(123)	(43)	(66)	-	-	-	(10,592)	-	(10,592)	(2,119)	-	-	-	(7,543)	(1,960)	(9,503)	(1,891)	(4,244)
FAS 141 amortization	-	-	-	-	-	-	-	-	-	(161)	-	(161)	(33)	-	-	-	(1,068)	(1,951)	(3,019)	(601)	(634)
Gain on sale of properties	-	10,601	10,601	3,095	(688)	2,356	-	-	-	-	3,918	3,918	-	784	-	-	-	-	-	-	5,547
Income before noncontrolling interest	(1,972)	4,967	2,995	3,393	(712)	31	(883)	(176)	(156)	(4,299)	3,961	(338)	215	793	3,360	785	(1,101)	(2,188)	(3,381)	1,363	5,535

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	1	-	1	-	-	-	-	117	-	117	24	24

NET INCOME	$(1,972)	$4,967	$2,995	$3,393	$(712)	$31	$(883)	$(176)	$(156)	$(4,298)	$3,961	$(337)	$215	$793	$3,360	$785	$(984)	$(2,188)	$(3,264)	$1,387	$5,559

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.  The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.  In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

2 Funds I, II & III and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.
3 The 25% noncontrolling interest in the Kroger/Safeway Portfolio has been deducted from each of the income statement line items.
4 Represents Fund III's pro-rata share of the following unconsolidated investments: White City, White Oak, Lincoln Road, Parkway Crossing and Self-Storage Management.

Income Statements - Opportunity Funds1
Current Quarter
(in thousands)

	Three months ended December 31, 2011
					Continuing	Discontinued							Continuing	Discontinued				Pro-rata
					Operations	Operations							Operations	Operations				share of
	Fund I	Fund I	Fund I	AKR	AKR Pro-	AKR Pro-		AKR	AKR Pro-	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		AKR Pro-		Fund III		AKR Pro-	Total
	Continuing	Discontinued	Consolidated	Promote	rata share	rata share	Mervyns	Promote	rata share	Continuing	Discontinued	Consolidated	rata share	rata share	Mervyns	rata share		unconsolidated	Adjusted	rata share	AKR Pro-
	Operations	Operations	Operations3	20.00%	22.22%	22.22%	I	20.00%	22.22%	Operations	Operations	Operations	20.00%	20.00%	II	20.00%	Fund III	affiliates4	Fund III	19.90%	rata share

PROPERTY REVENUES
Minimum rents	$228	$375	$603	$121	$24	$83	$-	$-	$-	$8,070	$-	$8,070	$1,613	$-	$-	$-	$7,986	$1,879	$9,865	$1,963	$3,804
Percentage rents	-	-	-	-	-	-	-	-	-	-		-	-	-	-	-	-	18	18	4	4
Expense reimbursements - CAM	37	(2)	35	7	7	-	-	-	-	665		665	133	-	-	-	549	345	894	178	325
Expense reimbursements - Taxes	59	-	59	12	10	-	-	-	-	653		653	131	-	-	-	1,024	64	1,088	217	370
Other property income	1	-	1	0	0	-	-	-	-	123	-	123	25	-	-	-	417	76	493	98	123
Total Property Revenues	325	373	698	140	41	83	-	-	-	9,511	-	9,511	1,902	-	-	-	9,976	2,382	12,358	2,460	4,626

PROPERTY EXPENSES
Property operating - CAM	52	17	69	14	8	4	-	-	-	1,325	-	1,325	265	-	-	-	679	179	858	171	462
Other property operating (Non-CAM)	76	169	245	49	6	38	-	-	-	1,312	-	1,312	262	-	-	-	1,644	339	1,983	395	750
Real estate taxes	66	25	91	18	11	6	-	-	-	1,105	-	1,105	221	-	-	-	1,449	247	1,696	338	593
Total Property Expenses	194	211	405	81	25	47	-	-	-	3,742	-	3,742	748	-	-	-	3,772	765	4,537	904	1,805

NET OPERATING INCOME - PROPERTIES	131	162	293	59	16	36	-	-	-	5,769	-	5,769	1,154	-	-	-	6,204	1,617	7,821	1,556	2,821

OTHER INCOME (EXPENSE)
Mezzanine interest income	-		-	-	-	-	-	-	-	-		-	-	-	-	-	408	-	408	81	81
Other interest income	49		49	10	9	-	-	-	-	-		-	-	-	-	-	1	1	2	-	19
Straight-line rent income, net	6	1	7	1	1	-	-	-	-	768		768	154	-	-	-	189	116	305	61	217
Straight-line ground rent	-		-	-	-	-	-	-	-	(108)		(108)	(22)	-	-	-	-	-	-	-	(22)
FAS 141 rent, net	-		-	-	-	-	-	-	-	-		-	-	-	-	-	839	279	1,118	222	222
FAS 141 interest expense	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	81	81	16	16
Interest expense	(40)		(40)	(8)	(7)	-	-	-	-	(2,794)		(2,794)	(559)	-	-	-	(1,943)	(773)	(2,716)	(540)	(1,114)
Amortization of loan costs	(8)		(8)	(2)	(1)	-	-	-	-	(591)		(591)	(118)	-	-	-	(193)	-	(193)	(38)	(159)
Asset and property management expense2	9	(7)	2	-	-	-	-	-	-	(1,390)		(1,390)	-	-	(143)	-	(2,757)	(448)	(3,205)	(72)	(72)
Promote expense2	(3,131)		(3,131)	-	-	-	58	-	-	-		-	-	-	-	-	-	-	-	-	-
Other income	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Acquisition costs	-		-	-	-	-	-	-	-	-		-	-	-	-	-	(593)	(836)	(1,429)	(284)	(284)
Impairment of asset	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated affiliate, net of taxes	-		-	-	-	-		-	-	-		-	-	-	-	-			-	-	-
OPPORTUNITY FUND INCOME	(2,984)	156	(2,828)	60	17	36	58	-	-	1,654	-	1,654	609	-	(143)	-	2,155	37	2,192	1,002	1,725

FEE INCOME
Asset and property management fees and
priority distributions	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Transactional fees	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	(7)	-	(7)	(1)	(1)
Total Fee Income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(7)	-	(7)	(1)	(1)

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-		-	-	-	-	(283)	-	(50)	-		-	-	-	(328)	(66)	-	-	-	-	(116)
Promote income - RCP	-		-	-	-	-	-	(57)	-	-		-	-	-	-	-	-	-	-	-	(57)
Promote income - Fund capital transactions	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Lease termination income	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Provision for income taxes (RCP)	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Promote, RCP and Other Income	-	-	-	-	-	-	(283)	(57)	(50)	-	-	-	-	-	(328)	(66)	-	-	-	-	(173)

GENERAL AND ADMINISTRATIVE	(48)		(48)	(10)	(9)	-	(8)	(2)	(1)	(229)		(229)	(46)	-	(8)	(2)	(108)	(60)	(168)	(33)	(102)
										.
Depreciation and amortization	(76)		(76)	(15)	(14)	-	-	-	-	(2,789)		(2,789)	(558)	-	-	-	(2,026)	(553)	(2,579)	(513)	(1,101)
FAS 141 amortization	-		-	-	-	-	-	-	-	-		-	-	-	-	-	(285)	(420)	(705)	(140)	(140)
Gain on sale of properties	-	10,601	10,601	3,095	(688)	2,356	-	-	-	-	-	-	-	-	-	-	-	-	-	-	4,763
Income before noncontrolling interest	(3,108)	10,757	7,649	3,131	(693)	2,392	(233)	(58)	(52)	(1,364)	-	(1,364)	5	-	(479)	(68)	(271)	(996)	(1,267)	315	4,971

Noncontrolling interest - OP	-		-	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-		-	-	-	-	-	-	-	(4)	-	(4)	(1)	-	-	-	38	-	38	8	7

NET INCOME	$(3,108)	$10,757	$7,649	$3,131	$(693)	$2,392	$(233)	$(58)	$(52)	$(1,368)	$-	$(1,368)	$4	$-	$(479)	$(68)	$(233)	$(996)	$(1,229)	$323	$4,978

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.  The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.  In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

2 Funds I, II & III and the Mervyn's entities pay various fees to and promotes the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.
3 The 25% noncontrolling interest in the Kroger/Safeway Portfolio has been deducted from each of the income statement line items.
4 Represents Fund III's pro-rata share of the following unconsolidated investments: White City, White Oak, Lincoln Road, Parkway Crossing and Self-Storage Management.

Funds from Operations ("FFO") 1
(in thousands)

	2011						2010
	Current		Current	Previous	Previous	Previous	Historic	Historic
	Year-to-Date		Quarter	Quarter	Quarter	Quarter	Year-to-Date	Quarter
	Year ended		3 months ended	3 months ended	3 months ended	3 months ended	Period ended	3 months ended
Funds from operations ("FFO"):	December 31, 2011		December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	December 31, 2010

Net Income	$51,555		$7,887	$4,011	$30,234	$9,423	$30,057	$7,012
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)
Consolidated affiliates	18,274		4,692	4,527	4,597	4,458	18,445	4,687
Unconsolidated affiliates	1,549		477	338	381	353	1,561	374
Gain on sale of properties (net of noncontrolling interest share)
Consolidated affiliates	(31,716)		(2,356)	-	(28,576)	(784)	-	-
Income attributable to noncontrolling interests'
share in Operating Partnership	635		99	59	362	115	377	68
Distributions on Preferred OP Units	18	2	5	5	5	3	18	5
FFO	$40,315		$10,804	$8,940	$7,003	$13,568	$50,458	$12,146

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$40,315		$10,804	$8,940	$7,003	$13,568	$50,458	$12,146
Straight line rent, net	(2,203)		(851)	(356)	(539)	(457)	(856)	(204)
Straight-line ground rent expense	88		22	22	22	22	88	22
FAS 141 rent, net	351		96	185	(68)	138	842	348
FAS 141 interest expense	(73)		(21)	(21)	(26)	(5)	(20)	(5)
Impairment of asset	2,616		-	-	2,616	-	-	-
Amortization of discount on convertible debt	829		109	180	271	269	1,042	268
Non real estate depreciation	465		118	115	116	116	488	117
Amortization of finance costs	1,162		304	305	268	285	1,539	679
Amortization of cost of management contracts	190		30	30	60	70	386	104
Tenant improvements	(7,401)		(1,584)	(2,000)	(2,580)	(1,237)	(3,855)	(1,093)
Leasing commissions	(1,265)		(188)	(191)	(411)	(475)	(671)	(150)
Capital expenditures	(471)		(253)	-	-	(218)	(146)	(146)
Gain from bargain purchase	-		-	-	-	-	(6,383)	-
(Gain) loss on extinguishment of debt	(1,268)		-	303	102	(1,673)	-	-
AFFO	$33,335		$8,586	$7,512	$6,834	$10,403	$42,912	$12,086

Funds Available for Distribution ("FAD")
AFFO	$33,335		$8,586	$7,512	$6,834	$10,403	$42,912	$12,086
Scheduled principal repayments	(2,684)		(731)	(654)	(667)	(632)	(2,141)	(586)
FAD	$30,651		$7,855	$6,858	$6,167	$9,771	$40,771	$11,500

Total weighted average shares and OP Units:
Basic	41,178		42,278	40,833	40,804	40,784	40,606	40,643
Diluted	41,467		42,559	41,147	41,104	41,046	40,876	40,979

FFO per share:
FFO per share - Basic	$0.98		$0.26	$0.22	$0.17	$0.33	$1.24	$0.30
FFO per share - Diluted	$0.97		$0.25	$0.22	$0.17	$0.33	$1.23	$0.30

AFFO per share - Basic	$0.81		$0.20	$0.18	$0.17	$0.26	$1.06	$0.30
AFFO per share - Diluted	$0.80		$0.20	$0.18	$0.17	$0.25	$1.05	$0.29

FAD per share - Basic	$0.74		$0.19	$0.17	$0.15	$0.24	$1.00	$0.28
FAD per share - Diluted	$0.74		$0.18	$0.17	$0.15	$0.24	$1.00	$0.28

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2 Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

Income Statements - EBITDA
Current Quarter and Year-to-Date
(in thousands)

	Year-to-Date							Current Quarter
	Period ended December 31, 2011							Three months ended December 31, 2011
	Core Retail				Opportunity Funds			Core Retail				Opportunity Funds
			Total			`				Total
	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued	TOTAL	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued	TOTAL
	Owned	Ventures	Operations	Operations	Operations	Operations		Owned	Ventures	Operations	Operations	Operations	Operations

NET INCOME	$16,136	$777	$16,913	$29,081	$4,736	$824	$51,555	$2,848	$59	$2,907	$-	$2,588	$2,392	$7,887

Add back:
Depreciation and amortization	13,063	1,562	14,625	343	4,179	66	19,213	3,324	478	3,802	-	1,101	-	4,903
FAS 141 amortization	(321)	-	(321)	-	634	-	313	(93)	-	(93)	-	140	-	47
Interest expense	15,506	3,918	19,424	-	3,947	-	23,371	3,456	1,124	4,580	-	1,114	-	5,694
Amortization of loan costs	492	-	492	-	670	-	1,162	145	-	145	-	159	-	304
FAS 141 interest expense	(20)	-	(20)	-	(53)	-	(73)	(5)	-	(5)	-	(16)	-	(21)
Impairment of asset	-	-	-	-	-	2,616	2,616	-	-	-	-	-	-	-
Gain on sale of properties	-	-	-	(28,576)		(3,140)	(31,716)	-	-	-	-	-	(2,356)	(2,356)
Provision for income taxes	1,074	1	1,075	-	(118)	-	957	459	-	459	-	1	-	460
(Gain) loss on extinguishment of debt	(1,268)	-	(1,268)	-	-	-	(1,268)	-	-	-	-	-	-	-
Noncontrolling interest - OP	652	-	652	-	-	-	652	103	-	103	-	-	-	103
Noncontrolling interests	-	-	-	-	(24)	-	(24)	-	-	-	-	(7)	-	(7)

EBITDA	$45,314	$6,258	$51,572	$848	$13,970	$367	$66,758	$10,237	$1,661	$11,898	$-	$5,080	$36	$17,014

Core Portfolio
Net Operating Income (NOI) - Same Property Performance 1
(in thousands)

	Quarter			Year-to-Date
			Growth in Same			Growth in Same
	Three months ended		Property NOI -	Period ended		Property NOI -
			Continuing Operations			Continuing Operations
	December 31, 2011	December 31, 2010	Favorable (unfavorable)	December 31, 2011	December 31, 2010	Favorable (unfavorable)

Reconciliation of total NOI to same property NOI:

NOI - Retail properties	$11,477	$10,806		$44,594	$44,412
NOI - Discontinued Operations	-	675		849	2,822

Total NOI	11,477	11,481		45,443	47,234

NOI - Properties acquired or in redevelopment	(1,202)	(20)		(2,116)	(130)
NOI - Discontinued Operations	-	(675)		(849)	(2,822)

Total	$10,275	$10,786	-4.7%	$42,478	$44,282	-4.1%

Same property NOI by revenues/expenses:

Revenues	$15,544	$16,203	-4.1%	$61,707	$63,355	-2.6%
Expenses	5,268	5,417	2.8%	19,228	19,073	-0.8%

Total Core Portfolio	$10,276	$10,786	-4.7%	$42,479	$44,282	-4.1%

Notes:
1 The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

Income Statements - Fee income by Opportunity Fund
Current Quarter and Year-to-Date
(in thousands)

	Fund I	Fund II	Fund III	Other	Total
Year ended December 31, 2011
Asset and property management fees and priority distributions	$428	$4,550	$6,664	$973	$12,615
Transactional fees	236	3,840	1,597	703	6,376
Total management fees and priority distributions	$664	$8,390	$8,261	$1,676	$18,991

	Fund I	Fund II	Fund III	Other	Total
Current quarter ended December 31, 2011
Asset and property management fees and priority distributions	$103	$1,155	$1,659	$249	$3,166
Transactional fees	74	609	241	259	1,183
Total management fees and priority distributions	$177	$1,764	$1,900	$508	$4,349

	Fund I	Fund II	Fund III	Other	Total
Prior quarter ended September 30, 2011
Asset and property management fees and priority distributions	$108	$1,161	$1,686	$234	$3,189
Transactional fees	72	993	298	18	1,381
Total management fees and priority distributions	$180	$2,154	$1,984	$252	$4,570

	Fund I	Fund II	Fund III	Other	Total
Prior Quarter ended June 30, 2011
Asset and property management fees and priority distributions	$109	$1,180	$1,661	$245	$3,195
Transactional fees	69	705	678	42	1,494
Total management fees and priority distributions	$178	$1,885	$2,339	$287	$4,689

	Fund I	Fund II	Fund III	Other	Total
Prior Quarter ended March 31, 2011
Asset and property management fees and priority distributions	$108	$1,054	$1,658	$245	$3,065
Transactional fees	21	1,533	380	384	2,318
Total management fees and priority distributions	$129	$2,587	$2,038	$629	$5,383

Pro-Rata Consolidated Balance Sheet
(in thousands)
	Consolidated	Noncontrolling	Company's	Pro-Rata
	Balance	Interest in	Interest in	Consolidated
	Sheet	Consolidated	Unconsolidated	Balance
	As Reported 1	Subsidiaries	Subsidiaries	Sheet 2		Notes
ASSETS
Real estate
Land	$285,622	$(141,138)	$16,400	$160,884		1 The interim consolidated balance sheet is unaudited, although it
Buildings and improvements	958,995	(469,333)	70,220	559,882		reflect all adjustments, which in the opinion of management,
Construction in progress	7,483	(1,897)	79	5,665		are necessary for the fair presentation of the consolidated
	1,252,100	(612,368)	86,699	726,431		balance sheet for the interim period.
Less: accumulated depreciation	(180,796)	44,695	(11,866)	(147,967)
Net real estate	1,071,304	(567,673)	74,833	578,464		2 The Company currently invests in Funds I, II & III and Mervyns I & II
						which are consolidated with the Company's financial statements.
Net real estate under development	219,645	(177,696)	80	42,029		To provide investors with supplemental information, the Company's
						investments in these joint ventures are reflected above on a
Cash and cash equivalents	89,812	(19,945)	2,118	71,985		pro-rata basis by calculating its ownership percentage for each
Cash in escrow	20,969	(12,919)	1,013	9,063		of the above asset and liability line items. Similarly, the above
Investments in and advances to unconsolidated affiliates	84,568	(55,129)	(17,455)	11,985		presentation also includes the Company's share of assets and
Rents receivable, net	6,633	(2,684)	(34)	3,915		liabilities for unconsolidated investments which are accounted
Straight-line rents receivable, net	19,782	(10,900)	1,470	10,352		for under the equity method of accounting for the Company's
Intercompany	-	-	-	-		financial statements.
Notes Receivable	59,989	(16,298)	-	43,691
Deferred charges, net	25,854	(22,220)	1,444	5,078		3 The components of Net real estate under development are as follows:
Prepaid expenses and other assets	28,042	18,316	1,678	48,036	4	Fund II	$190,940
Acquired lease intangibles	26,721	(10,696)	1,166	17,191		Fund III	26,254
Assets of discontinued operations	-	-	-	-		Total Opportunity Funds	217,194
						Core Portfolio	2,451
Total Assets	$1,653,319	$(877,844)	$66,313	$841,789		Total	$219,645

LIABILITIES AND SHAREHOLDERS' EQUITY						4 The components of Prepaid expenses and other assets are as follows:
						Due from Fund Investors	$33,057
Mortgage notes payable	$787,877	$(476,912)	$84,561	$395,527		Prepaid expenses	3,610
Notes payable	930	-	-	930		Contract deposits	4,210
Valuation of debt at acquisition, net of amortization	33	(13)	178	198		Accrued interest on Notes Receivable	1,402
Acquired lease intangibles	5,462	(2,711)	1,668	4,419		Income tax receivables	1,148
Accounts payable and accrued expenses	39,647	(13,083)	1,079	27,643		Corporate assets	1,056
Dividends and distributions payable	7,914	-	-	7,914		Other	3,553
Due to related parties	-	-	-	-		Total	$48,036
Share of losses in excess of inv. in unconsolidated affiliates	21,710	-	(21,710)	-
Other liabilities	20,437	(8,801)	537	12,173
Liabilities of discontinued operations	-	-	-	-
Total liabilities	884,010	(501,520)	66,313	448,804

Shareholders' equity:
Common shares	43	-	-	43
Additional paid-in capital	348,667	-	-	348,667
Accumulated other comprehensive income	(3,913)	-	-	(3,913)
Retained earnings	39,317	-	-	39,317
Total controlling interest	384,114	-	-	384,114
Non-controlling interest in subsidiary	385,195	(376,324)	-	8,871
Total shareholders' equity	769,309	(376,324)	-	392,985

Total Liabilities and Shareholders' Equity	$1,653,319	$(877,844)	$66,313	$841,789

Notes Receivable 2
(in thousands)
	Balance at
	September		Balance at							Underlying third-party
	30, 2011	Fourth	December 31, 2011			Stated	Effective			first mortgage
		Quarter		Accrued		Interest	Interest	Maturity	Extension		Maturity
Investment	Principal	Activity	Principal	Interest	Total	Rate	Rate 1	Dates	Options	Amount	Dates

First mortgage and other notes	$12,854	$1,315	$14,169	$197	$14,366	12.74%	14.61%	2012 to 2013	-	n/a	n/a

Mezzanine notes	17,909	750	18,659	552	19,211	12.65%	14.26%	2012 to 2017	-	316,083	2011 thru 2019

Total notes receivable	$30,763	$2,065	$32,828	$749	$33,577	12.69%	14.41%

Notes:
1 Inclusive of points and exit fees.

Balance at
Reconciliation of Notes Receivable to the Consolidated Balance Sheet	December 31, 2011

Total Notes Receivable per above	$32,828

Fund I first mortgage loan - Kroger/Safeway sale	12,609
Fund III first mortgage investments	14,000
Fund III non-real estate loans	552

Total Notes Receivable per the Consolidated Balance Sheet	$59,989

2012 Guidance - Highlights
(in millions except per share amounts, all per share amounts are fully diluted)

	Current
	2012 Guidance	2011 Actual
Overall:

Fully diluted Common Shares and OP Units	45,500 - 48,000	41,467

Full year Funds from Operations ("FFO") per share	$1.00 to $1.05	$0.97

Earnings per Share ("EPS")	$0.54 to $0.60	$1.26

FFO Components:

Core and pro-rata share of opportunity Fund ("Fund") portfolio income	$49.5 to $52.5	$43.9

Asset and property management fee income, net of TRS taxes	$14.0 to $14.5	$12.1

Transactional fee income, net of TRS taxes	$5.0 to $6.5	$6.2

Promote, RCP and other income, net of TRS taxes	$0.5 to $1.0	$1.5

General and administrative expense	$(23.5) to (24.0)	$(23.4)

Total	$45.5 to $50.5	$40.3

Net Asset Valuation Information
(in thousands)

	CORE	FUND I			FUND II				FUND III
		Fund Level	AKR pro-rata share		Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share
			%	$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Operating properties1	$11,477	--			$-	$-	20.00%	$-	$2,946	$11,784	19.90%	$2,345
Operating properties - Unconsolidated Affiliates					-	-			1,617	6,468		1,287
Development Portfolio
Construction complete - Stabilized	-				3,418	13,672		2,734	-	-		-
Construction complete - Pre-stabilized	-				2,013	8,052		1,610	434	1,736		345
Storage portfolio	-				338	1,352		270	2,824	11,296		2,248
Total NOI	$11,477				$5,769	$23,076		$4,615	$7,821	$31,284		$6,226

Cost to Date2
Construction complete (both stabilized and pre-stabilized)						$413,700		$82,740		$24,900		$4,955
Under construction						104,900		20,980		-		-
In-design						34,200		6,840		75,400		15,005
Storage portfolio						-		-		186,700		37,154

Costs to Complete2
Construction complete (both stabilized and pre-stabilized)						$8,800		$1,760		$600		$119
Under construction						145,100		29,020		-		-
In-design						-		-		-		-

Annual NOI Upon Stabilization (Mid-Point of Range)
Construction complete (both stabilized and pre-stabilized)						$33,800		$6,760		$2,040		$406
Storage portfolio						-		-		14,936		2,972
Under construction						20,000		4,000		-		-

Debt4	$271,210	$8,260				$330,738		$62,234		$314,263		$59,892

Gross asset value1		43,400
Net Asset Value		$35,140	37.78%	$13,276

Notes:
1It is not recommended to apply a capitalization rate to current Fund I NOI as this NOI declines during 2011 due primarily to the structure of the Kroger/Safeway Portfolio leases.
  Fund I value is based on property appraisals.  Pro-rata share is 20% (AKR promote) + 22% x 80% ( AKR remaining share after promote) = 37.78%.
  Total future promote is approximately $1,500
2See detail on pages 28 and 29 of this supplement.

Selected Operating Ratios
(in thousands)

	Three months ended December 31,				Year ended December 31,					Three months ended December 31,		Three months ended September 30,

	2011		2010		2011		2010			2011		2011
COVERAGE RATIOS1									LEVERAGE RATIOS

EBITDA2	$17,014		$19,967		$66,758		$73,221		Debt4	$396,457		$430,999
Divided by Interest expense	5,694		5,721		23,371		23,688		Total Market Capitalization	1,264,553		1,194,913
Interest Coverage Ratio	2.99	x	3.49	x	2.86	x	3.09	x	Debt/Total Market Capitalization	31%		36%

EBITDA	$17,014		$19,967		$66,758		$73,221		Debt + Preferred Equity (Preferred O.P. Units)	$396,962		$431,467
Divided by ( Interest expense	5,694		5,721		23,371		23,688		Total Market Capitalization	1,264,553		1,194,913
Plus: Preferred Dividends)3	5		5		18		18		Debt+Preferred Equity/Total Market Capitalization	31%		36%
Fixed Charge Coverage Ratio	2.99	x	3.49	x	2.85	x	3.09	x
									Debt	$271,210		$296,735
EBITDA	$17,014		$19,967		$66,758		$73,221		EBITDA (Annualized)	51,572		52,899
Divided by ( Interest expense	5,694		5,721		23,371		23,688		Debt/EBITDA - Core Portfolio	5.26	x	5.61	x
Plus: Principal Amortization)	731		586		2,684		2,141
Debt Service Coverage Ratio	2.65	x	3.17	x	2.56	x	2.83	x	Debt5	$208,249		$234,044
									EBITDA (Annualized)	51,572		52,899
Payout Ratios									Net Debt/EBITDA - Core Portfolio	4.04	x	4.42	x

Dividends (Shares) & Distributions (O.P. Units) paid	$7,507		$7,427		$30,025		$29,703		Debt	$396,457		$430,999
FFO	10,804		12,146		40,315		50,458		EBITDA (Annualized)	65,543		65,100
FFO Payout Ratio	69%		61		74		59		Debt/EBITDA - Core Portfolio and Opportunity Funds	6.05	x	6.62	x

Dividends (Shares) & Distributions (O.P. Units) paid	$7,507		$7,427		$30,025		$29,703		Debt6	$324,472		$354,681
AFFO	8,586		12,086		33,335		42,912		EBITDA (Annualized)	65,543		65,100
AFFO Payout Ratio	87%		61		90		69		Net Debt/EBITDA - Core Portfolio and
									Opportunity Funds	4.95	x	5.45	x
Dividends (Shares) & Distributions (O.P. Units) paid	$7,507		$7,427		$30,025		$29,703
FAD	7,855		11,500		30,651		40,771		NOI (Annualized)	$45,443		$44,964
FAD Payout Ratio	96%		65		98		73		Debt	271,210		296,735
									Debt Yield - Core Portfolio	16.8%		15.2%

Notes:									NOI (Annualized)	$45,443		$44,964
1Quarterly results for 2011 and 2010 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.									Debt5	208,249		234,044
2See page 9 for a calculation of EBITDA.									Net Debt Yield - Core Portfolio	21.8%		19.2%
3Represents preferred distributions on Preferred Operating partnership Units.
4Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.									NOI (Annualized)	$56,268		$56,140
5Reflects debt net of the current Core Portfolio cash balance as of December 31, 2011.									Debt	396,457		430,999
6Reflects debt net of the current Core Portfolio and pro-rata share of the Opportunity Funds cash balance as of December 31, 2011.									Debt Yield - Core Portfolio and Opportunity Funds	14.2%		13.0%

									NOI (Annualized)	$56,268		$56,140
									Debt6	324,472		354,681
									Net Debt Yield - Core Portfolio and Opportunity Funds	17.3%		15.8%

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt 2							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Opportunity Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	Fixed vs	Interest Share of	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Consolidated Debt 3	Debt 4	As Reported

Fixed-Rate Debt 1	$303,764	5.6%	$19,915	6.2%	$323,679	5.6%	82%	$50,606	$(74,059)	$300,226
Variable-Rate Debt 1	(32,554)	2.2%	105,331	3.0%	72,777	4.9%	18%	426,306	(10,502)	488,581

Total	$271,210	6.1%	$125,247	4.1%	$396,457	5.5%	100%	$476,912	$(84,561)	788,807

FAS 141 purchase price debt allocation										33
Total debt as reported										$788,840

Notes
1 Fixed-rate debt includes notional principal fixed through swap transactions.
2 Represents the Company's pro-rata share of debt based on its percent ownership.
3 Represents the noncontrolling Interest pro-rata share of consolidated partnership debt based on its percent ownership.
4 Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.

Debt Analysis
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	December 31, 2011	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Clark Diversey	Acadia	$4,491	100.0%	$4,491	6.35%	7/1/2014	None
New Loudon Center	Acadia	13,882	100.0%	13,882	5.64%	9/6/2014	None
Crossroads Shopping Center	Crossroads JV	60,384	49.0%	29,587	5.37%	12/1/2014	None
Crescent Plaza	Acadia	17,287	100.0%	17,287	4.98%	9/6/2015	None
Pacesetter Park Shopping Center	Acadia	11,941	100.0%	11,941	5.12%	11/6/2015	None
Elmwood Park Shopping Center	Acadia	33,738	100.0%	33,738	5.53%	1/1/2016	None
The Gateway Shopping Center	Acadia	20,308	100.0%	20,308	5.44%	3/1/2016	None
Brandywine Town Center	Brandywine JV	166,200	22.2%	36,933	5.99%	7/1/2016	None
Walnut Hill Plaza	Acadia	23,458	100.0%	23,458	6.06%	10/1/2016	None
Acadia Realty Trust (Convertible Notes)	Acadia	930	100.0%	930	3.75%	12/15/2016	None
239 Greenwich Avenue	Acadia	26,000	75.0%	19,500	5.42%	2/11/2017	None
Merrillville Plaza	Acadia	26,250	100.0%	26,250	5.88%	8/1/2017	None
Georgetown Portfolio	Acadia	6,426	50.0%	3,213	6.15%	6/15/2020	None
Georgetown Portfolio	Acadia	989	50.0%	495	5.50%	5/26/2021	None
A & P Shopping Plaza	Acadia	7,874	60.0%	4,724	6.40%	11/1/2032	None
Interest rate swaps1	Acadia	57,027	100.0%	57,027	5.41%	Various

Sub-Total Fixed-Rate Debt		477,185		303,764	5.59%

Variable-Rate Debt

Various2	Acadia	1,000	100.0%	1,000	Libor + 125	12/1/2012	None
Georgetown Portfolio	Acadia	2,803	50.0%	1,402	Libor + 210	4/11/2012	None
Branch Plaza	Acadia	12,761	100.0%	12,761	Libor + 225	9/30/2014	1 x 36 mos.
Village Commons Shopping Center	Acadia	9,310	100.0%	9,310	Libor + 140	6/30/2018	None
Interest rate swaps1	Acadia	(57,027)	100.0%	(57,027)

Sub-Total Variable-Rate Debt		(31,153)		(32,554)	Libor + 188

Total Core Portfolio Debt		$446,032		$271,210	6.13%

Debt Analysis (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	December 31, 2011	Percent	Amount	Rate	Date	Options

OPPORTUNITY FUNDS

Fixed-Rate Debt
Lincoln Road8	Fund III	20,260	18.9%	3,831	6.14%	8/11/2014	None
CityPoint	Fund II	20,000	18.8%	3,766	7.25%	11/1/2014	None
216th Street3	Fund II	25,500	19.8%	5,054	5.80%	10/1/2017	None
Atlantic Avenue	Fund II	11,540	13.3%	1,539	7.34%	1/1/2020	None
Interest rate swaps1	Funds I, II & III	29,557	19.4%	5,725	5.54%	Various

Sub-Total Fixed-Rate Debt		106,857		19,915	6.18%

Variable-Rate Debt
Tarrytown Shopping Center	Fund I	8,260	37.8%	3,121	Libor + 165	10/30/2012	None
Liberty Avenue	Fund II	9,395	19.8%	1,862	Libor + 325	9/1/2012	None
Acadia Strategic Opportunity Fund III, LLC6	Fund III	136,079	19.9%	27,080	Libor + 225	10/10/2012	None
Canarsie Plaza	Fund II	56,476	15.9%	8,955	Libor + 400	4/11/2012	1 x 36 mos.
Fordham Place3	Fund II	84,277	19.8%	16,703	Libor + 350	9/30/2012	None
161st Street3	Fund II	28,900	19.8%	5,728	Libor + 550	4/1/2013	None
CityPoint	Fund II	20,650	18.8%	3,888	Libor + 250	8/12/2013	2 x 12 mos.
Storage Post - Various4	Fund III	42,000	18.9%	7,940	Libor + 415	8/31/2013	None
Pelham Manor Shopping Plaza3	Fund II	34,000	19.8%	6,739	Libor + 275	12/1/2013	None
125 Main Street	Fund III	12,500	15.9%	1,991	Libor + 235	9/30/2014	2 x 12 mos.
Acadia Strategic Opportunity Fund II, LLC5	Fund II	40,000	20.0%	8,000	Libor + 290	12/22/2014	None
Perring Parkway 9	Fund III	14,000	17.9%	2,508	Libor + 220	1/1/2015	2 x 12 mos.
Cortlandt Towne Center	Fund III	50,000	19.9%	9,950	Libor + 190	10/26/2015	None
White City Shopping Center7	Fund III	39,424	16.7%	6,592	Libor + 260	12/23/2017	1 x 36 mos.
Interest rate swaps1	Funds I, II & III	(29,557)	19.4%	(5,725)

Sub-Total Variable-Rate Debt		546,404		105,331	Libor + 272

Total Opportunity Funds Portfolio Debt		$653,261		$125,246	4.08%

Debt Analysis - Notes
(in thousands)

1The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:

	Notional	Pro-rata	Average	Maturity
	principal	Share	Swap rate	Date

Core Portfolio	$7,716	$7,716	5.14%	3/1/2012
	15,000	15,000	3.79%	11/30/2012
	15,000	15,000	3.41%	11/30/2012
	10,000	10,000	2.65%	11/30/2012
	9,311	9,311	2.90%	7/2/2018
	$57,027	$57,027	3.53%

Opportunity Funds	$19,705	$3,295	2.90%	12/26/2017
	9,852	1,647	3.02%	12/26/2017
	$29,557	$4,942	2.94%

Total Core Portfolio and Opportunity Funds	$86,584	$61,969	3.48%

2This is a revolving facility for up to $64,498 and is collateralized by Bloomfield Town Square, Hobson West Plaza, Marketplace of Absecon,
Abington Towne Center, Methuen Shopping Center and Town Line Plaza.
3Fund II is a 99.1% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 99.1% x 20%, or 19.8%.
4The loan is collateralized by Storage Post locations - Linden, Webster Avenue, Jersey City, Fordham Road, Lawrence and Ridgewood.
5This is a line of credit for up to $40,000.
6This is a line of credit with no additional capacity.
7Fund III is an 84.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 84.0% x 19.9%, or 16.7%.
8Fund III is a 95.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 95.0% x 19.9%, or 18.9%.
9Fund III is a 90.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 90.0% x 19.9%, or 17.9%.

Future Debt Maturities - Including Extension Options
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2012	$3,660	$3,803	$7,463	$3,008	$2,402	$5,409	2.12%	n/a	2.12%
2013	4,067	-	4,067	3,373	-	3,373	n/a	n/a	n/a
2014	4,104	74,406	78,510	3,370	45,280	48,651	5.47%	5.47%	n/a
2015	2,696	27,344	30,040	2,541	27,344	29,885	5.04%	5.04%	n/a
2016	1,536	239,720	241,256	1,373	110,453	111,826	5.89%	5.89%	n/a
Thereafter	7,502	77,193	84,695	4,691	67,375	72,066	4.78%	5.71%	2.13%
Total	$23,565	$422,466	$446,032	$18,355	$252,855	$271,210

Opportunity Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2012	$1,544	$238,011	$239,555	$281	$48,766	$49,046	3.40%	n/a	3.40%
2013	2,174	103,801	105,975	397	20,196	20,593	4.42%	n/a	4.42%
2014	1,267	79,179	80,446	223	15,392	15,615	4.90%	6.71%	3.14%
2015	1,043	127,126	128,169	177	22,793	22,970	4.17%	n/a	4.17%
2016	1,047	12,500	13,547	178	1,990	2,168	2.59%	n/a	2.59%
Thereafter	805	84,763	85,568	128	14,725	14,853	4.27%	6.27%	2.74%
Total	$7,880	$645,380	$653,261	$1,384	$123,862	$125,246

Future Debt Maturities - Not Including Extension Options
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2012	$3,706	$3,758	$7,464	$3,030	$2,379	$5,409	2.17%	n/a	2.17%
2013	4,067	-	4,067	3,373	-	3,373	n/a	n/a	n/a
2014	4,064	86,502	90,566	3,330	57,376	60,707	5.06%	5.47%	2.55%
2015	2,461	27,344	29,805	2,306	27,344	29,650	5.04%	5.04%	n/a
2016	1,301	239,720	241,021	1,138	110,453	111,591	5.89%	5.89%	n/a
Thereafter	7,306	65,803	73,109	4,495	55,985	60,481	5.19%	5.71%	1.70%
Total	$22,905	$423,127	$446,032	$17,672	$253,538	$271,210

Opportunity Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt
2012	$1,544	$294,488	$296,032	$281	$57,720	$58,001	4.02%	n/a	4.02%
2013	2,174	124,451	126,625	397	24,084	24,481	4.18%	n/a	4.18%
2014	1,267	91,679	92,946	223	17,382	17,605	4.62%	6.71%	3.06%
2015	661	62,892	63,553	109	12,258	12,367	2.26%	n/a	2.26%
2016	631	-	631	104	-	104	n/a	n/a	n/a
Thereafter	771	72,703	73,474	122	12,566	12,688	4.60%	6.27%	2.90%
Total	$7,048	$646,213	$653,261	$1,235	$124,011	$125,246

Overview of Acadia Strategic Opportunity Funds

Item	FUND I	FUND II	FUND III

Date formed	September 2001	June 2004	May 2007

Capital commitment	$90 million	$300 million	$503 million

Funding	Fully funded	$283.2 million funded through December 31, 2011	$226.8 million funded through December 31, 2011

Partnership structure

Equity Contribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Cash flow distribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Promote:	20% to Acadia once all partners (including	20% to Acadia once all partners (including	20% to Acadia once all partners (including
	Acadia) have received 9% preferred return and	Acadia) have received 8% preferred return and	Acadia) have received 6% preferred return and
	return of equity	return of equity	return of equity

	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners
	(including Acadia).	(including Acadia).	(including Acadia).

	All original capital and accumulated preference	All unfunded capital is anticipated to be used to	The Fund is currently in acquisition phase through
	has been paid. Acadia is entitled to a Promote	complete existing projects	June 2012.
on all future distributions.

Fees to Acadia	Priority distribution fee equal to 1.5% of implied	Asset management fee equal to 1.5% of total	Asset management fee equal to 1.5% of total
	capital	committed capital	committed capital

	Priority distribution fee equal to 4% of gross	Property management fee equal to 4% of gross	Property management fee equal to 4% of gross
	property revenues	property revenues	property revenues

	Market rate leasing fees	Market rate leasing fees	Market rate leasing fees

	Market rate construction/project management fees	Market rate construction/project management fees	Market rate construction/project management fees

Development fee equal to 3% of total project cost

Opportunity Fund Retail Properties - Detail

		Ownership	Gross Leasable Area			Occupancy			Annualized Base Rent
	Anchors	%	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.
Fund I Portfolio Detail:

NEW YORK

New York
Tarrytown Shopping Center	Walgreen's	100%	15,497	19,482	34,979	100.00%	73.60%	85.30%	$475,000	$372,360	$847,360	30.65	25.97	28.40

VARIOUS

Kroger/Safeway Portfolio (3 Properties)	Kroger/Safeway	75%	97,500	-	97,500	69.23%	0.00%	69.23%	302,076	-	302,076	4.48	-	4.48

Grand Total - Fund I			112,997	19,482	132,479	73.45%	73.60%	73.47%	$777,076	$372,360	$1,149,436	$9.36	$25.97	$11.81

Fund II Portfolio Detail 2

NEW YORK

New York
Pelham Manor Shopping Plaza	BJ's Wholesale Club, PetSmart, Storage Post	99.1%	169,512	58,981	228,493	100.00%	64.96%	90.96%	$4,287,282	$1,335,369	$5,622,651	$25.29	$34.85	$27.05
Fordham Place	Walgreens, Best Buy, 24 Hour Fitness, Sears	99.1%	74,899	44,547	119,446	100.00%	100.00%	100.00%	2,873,228	2,646,532	5,519,760	38.36	59.41	46.21
Liberty Avenue	CVS, Storage Post	99.1%	10,880	15,245	26,125	100.00%	70.73%	82.92%	394,944	337,811	732,755	36.30	31.33	33.83
Canarsie Plaza	BJ's Wholesale Club, Planet Fitness, PetSmart	79.3%	177,135	96,401	273,536	100.00%	77.57%	92.10%	5,100,000	2,394,788	7,494,788	28.79	32.03	29.75
216th Street	NYC Human Resources Administration	99.1%	60,000	-	60,000	100.00%	0.00%	100.00%	2,340,000	120,000	2,460,000	39.00	-	41.00
161st Street1	Various New York City & State agencies	99.1%	120,604	115,967	236,571	100.00%	74.08%	87.29%	2,930,677	1,686,460	4,617,137	24.30	19.63	22.36

Grand Total - Fund II			613,030	331,141	944,171	100.00%	76.80%	91.86%	$17,926,131	$8,520,960	$26,447,091	$29.24	$33.50	$30.49

Fund III Portfolio Detail 2

NEW YORK

Connecticut
125 Main Street	Gap	100.0%	17,448	9,585	27,033	100.00%	44.10%	80.18%	$1,350,000	$289,550	$1,639,550	$77.37	$68.50	$75.64

New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	100.0%	472,901	168,310	641,211	91.50%	85.82%	90.01%	5,846,672	3,424,034	9,270,706	13.51	23.71	16.06
654 Broadway	-	100.0%	-	2,896	2,896	-	100.00%	100.00%	-	300,000	300,000	-	103.59	103.59
New Hyde Park Shopping Center	-	100.0%	-	31,498	31,498	-	91.25%	91.25%	-	855,244	855,244	-	29.76	29.76

NEW ENGLAND

Massachusetts
White City Shopping Center	Shaw's (Supervalue), Michaels	84.0%	131,618	123,942	255,560	100.00%	85.26%	92.85%	1,914,804	3,270,152	5,184,956	14.55	30.94	21.85

MID-ATLANTIC

Maryland
White Oak	ShopRite	90.0%	64,626	-	64,626	100.00%	-	100.00%	874,416	-	874,416	13.53	-	13.53
Parkway Crossing3	Home Depot, Big Lots	90.0%	192,836	67,428	260,264	71.40%	80.13%	73.66%	332,488	939,153	1,271,641	2.41	17.38	6.63

SOUTHEAST

Florida
Lincoln Road	-	95.0%	-	61,443	61,443	-	35.41%	35.41%	-	2,305,809	2,305,809	-	105.99	105.99

MIDWEST
Illinois
Heritage Shops	LA Fitness	100.0%	49,878	55,571	105,449	100.00%	54.52%	76.03%	1,077,752	1,543,370	2,621,122	21.61	50.94	32.69

Grand Total - Fund III			929,307	520,673	1,449,980	89.74%	75.30%	84.55%	$11,396,132	$12,927,312	$24,323,444	$13.67	$32.97	$19.84

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II and Fund III properties are currently undergoing construction or are in the design phase as further detailed under Redevelopment Projects.
Property	Ownership %
Sherman Avenue	99.1
CityPoint	94.2
Sheepshead Bay	100.0

1 Currently operating, but redevelopment activities have commenced.

2 Fund II and Fund III portfolio detail does not include the Storage Portfolio. Storage Portfolio property detail is reported separately on page 31 of this supplement.
3 A lease has been executed with Shop Rite replacing the former A&P with commencement anticpated in the second half of 2012.

Opportunity Funds Lease Expirations

	No. of Leases	Gross Leased Area		Annual Base Rent
FUND I:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2014	2	67,500	81.33%	$302,076	38.87%	$4.48
2080	1	15,497	18.67%	475,000	61.13%	30.65
Total	3	82,997	100.00%	$777,076	100.00%	$9.36

Total Vacant		30,000
Total Square Feet		112,997

Shop Tenants
2012	1	981	6.84%	36,621	9.83%	37.33
2018	1	1,761	12.28%	54,996	14.77%	31.23
2020	3	8,411	58.66%	248,538	66.75%	29.55
2021	1	3,185	22.21%	32,205	8.65%	10.11
Total	6	14,338	100.00%	$372,360	100.00%	$25.97

Total Vacant		5,144
Total Square Feet		19,482

Total Anchor and Shop Tenants
2012	1	981	1.01%	36,621	3.19%	37.33
2014	2	67,500	69.35%	302,076	26.29%	4.48
2018	1	1,761	1.81%	54,996	4.78%	31.23
2020	3	8,411	8.64%	248,538	21.62%	29.55
2021	1	3,185	3.27%	32,205	2.80%	10.11
2080	1	15,497	15.92%	475,000	41.32%	30.65
Total	9	97,335	100.00%	$1,149,436	100.00%	$11.81

Total Vacant		35,144
Total Square Feet		132,479

Opportunity Funds Lease Expirations
	No. of Leases	Gross Leased Area		Annual Base Rent
FUND II:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2012	1	120,604	19.67%	2,930,677	16.35%	24.30
2013	1	20,149	3.29%	564,172	3.15%	28.00
2019	1	39,705	6.48%	1,747,020	9.75%	44.00
2021	1	19,958	3.26%	423,110	2.36%	21.20
2023	1	35,194	5.74%	1,126,208	6.28%	32.00
2027	1	60,000	9.79%	2,340,000	13.05%	39.00
2030	1	177,135	28.89%	5,100,000	28.45%	28.79
2032	1	10,880	1.77%	394,944	2.20%	36.30
2033	1	129,405	21.11%	3,300,000	18.41%	25.50
Total	9	613,030	100.00%	$17,926,131	100.00%	$29.24

Total Vacant		-
Total Square Feet		613,030

Shop Tenants
Month to Month	1	9,967	3.92%	$99,670	1.17%	$10.00
2012	2	42,497	16.71%	573,208	6.73%	13.49
2014	1	5,081	2.00%	193,078	2.27%	38.00
2016	1	2,000	0.79%	86,000	1.01%	43.00
2018	1	3,600	1.42%	156,600	1.84%	43.50
2019	4	9,318	3.66%	515,177	6.05%	55.29
2020	3	16,309	6.41%	547,183	6.42%	33.55
2021	10	22,869	8.99%	835,501	9.81%	36.53
2022	2	13,568	5.33%	540,608	6.34%	-
2023	1	31,417	12.35%	1,131,012	13.27%	36.00
2027	1	6,208	2.44%	217,901	2.56%	35.10
2031	4	81,492	32.04%	2,425,022	28.46%	29.76
2048	1	10,000	3.93%	1,200,000	14.08%	120.00
Total	32	254,326	100.00%	$8,520,960	100.00%	$33.50

Total Vacant		76,815
Total Square Feet		331,141

Total Anchor and Shop Tenants
Month to Month	1	9,967	1.15%	99,670	0.39%	10.00
2012	3	163,101	18.80%	3,503,885	13.25%	21.48
2013	1	20,149	2.32%	564,172	2.13%	28.00
2014	1	5,081	0.59%	193,078	0.73%	38.00
2016	1	2,000	0.23%	86,000	0.33%	43.00
2018	1	3,600	0.42%	156,600	0.59%	43.50
2019	5	49,023	5.65%	2,262,197	8.55%	46.15
2020	3	16,309	1.88%	547,183	2.07%	33.55
2021	11	42,827	4.94%	1,258,611	4.76%	29.39
2022	2	13,568	1.56%	540,608	2.04%	-
2023	2	66,611	7.68%	2,257,220	8.53%	33.89
2027	2	66,208	7.63%	2,557,901	9.67%	38.63
2030	1	177,135	20.42%	5,100,000	19.28%	28.79
2031	4	81,492	9.40%	2,425,022	9.17%	29.76
2032	1	10,880	1.25%	394,944	1.49%	36.30
2033	1	129,405	14.92%	3,300,000	12.48%	25.50
2048	1	10,000	1.15%	1,200,000	4.54%	120.00
Total	41	867,356	100.00%	$26,447,091	100.00%	$30.49

Total Vacant		76,815
Total Square Feet		944,171

Opportunity Funds Lease Expirations
	No. of Leases	Gross Leased Area		Annual Base Rent
FUND III:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2012	1	19,079	2.29%	276,564	2.43%	14.50
2013	2	48,855	5.86%	877,689	7.70%	17.97
2014	2	56,379	6.76%	908,695	7.97%	16.12
2015	2	29,489	3.54%	489,840	4.30%	16.61
2016	2	45,611	5.47%	507,772	4.46%	11.13
2017	2	52,131	6.25%	927,312	8.14%	17.79
2018	3	238,707	28.62%	2,562,678	22.49%	10.74
2021	3	117,675	14.11%	2,607,383	22.88%	22.16
2022	1	65,028	7.80%	1,040,447	9.13%	16.00
2025	1	49,878	5.98%	1,077,752	9.46%	21.61
2032	1	111,131	13.33%	120,000	1.05%	1.08
Total	20	833,963	100.00%	$11,396,132	100.00%	$13.67

Total Vacant		95,344
Total Square Feet		929,307

Shop Tenants
Month to Month	2	4,800	1.22%	92,823	0.72%	19.34
2012	13	54,336	13.86%	1,294,445	10.01%	23.82
2013	14	58,635	14.96%	1,686,233	13.04%	28.76
2014	16	64,161	16.37%	1,699,297	13.15%	26.48
2015	11	28,547	7.28%	868,077	6.72%	30.41
2016	19	63,330	16.15%	2,069,603	16.01%	32.68
2017	6	23,995	6.12%	1,220,435	9.44%	50.86
2018	9	21,870	5.58%	702,976	5.44%	32.14
2019	4	18,435	4.70%	1,133,532	8.77%	61.49
2020	2	6,175	1.58%	137,646	1.06%	22.29
2021	5	16,451	4.20%	646,285	5.00%	39.29
2022	1	2,500	0.64%	37,155	0.29%	14.86
2023	1	4,240	1.08%	146,280	1.13%	34.50
2026	3	13,852	3.53%	423,623	3.28%	30.58
2027	1	4,227	1.08%	289,550	2.24%	68.50
2028	2	6,496	1.66%	479,352	3.71%	73.79
Total	109	392,050	100.00%	$12,927,312	100.00%	$32.97

Total Vacant		128,623
Total Square Feet		520,673

Total Anchor and Shop Tenants
Month to Month	2	4,800	0.39%	92,823	0.38%	19.34
2012	14	73,415	5.99%	1,571,009	6.46%	21.40
2013	16	107,490	8.77%	2,563,922	10.54%	23.85
2014	18	120,540	9.83%	2,607,992	10.72%	21.64
2015	13	58,036	4.73%	1,357,917	5.58%	23.40
2016	21	108,941	8.89%	2,577,375	10.60%	23.66
2017	8	76,126	6.21%	2,147,747	8.83%	28.21
2018	12	260,577	21.25%	3,265,654	13.43%	12.53
2019	4	18,435	1.50%	1,133,532	4.66%	61.49
2020	2	6,175	0.50%	137,646	0.57%	22.29
2021	8	134,126	10.94%	3,253,668	13.38%	24.26
2022	2	67,528	5.51%	1,077,602	4.43%	15.96
2023	1	4,240	0.35%	146,280	0.60%	34.50
2025	1	49,878	4.07%	1,077,752	4.43%	21.61
2026	3	13,852	1.13%	423,623	1.74%	30.58
2027	1	4,227	0.34%	289,550	1.19%	68.50
2028	2	6,496	0.53%	479,352	1.97%	73.79
2032	1	111,131	9.06%	120,000	0.49%	1.08
Total	129	1,226,013	100.00%	24,323,444	100.00%	$19.84

Total Vacant		223,967		0
Total Square Feet		1,449,980

Urban/Street Retail Developments - Operating Properties
($ in millions)
					Acquisition & Development Costs
						Estimated	Estimated	Outstanding
Property	Location	Sq. Ft.	Leased (%)4	Anchors/Tenants	Incurred	Future	Total	Debt
FUND II
Fordham Place	Bronx	262,000	100% Retail	Walgreens, Best Buy, 24 Hour Fitness, Sears	$128.4	$6.2	$134.6	$84.3
			79% Office
Pelham Manor Shopping Plaza1	Westchester	320,000	94%	BJ's Wholesale Club, PetSmart, Storage Post	63.2	1.1	64.3	34.0
216th Street	Manhattan	60,000	100%	NYC Human Resources Administration	27.7	-	27.7	25.5
Liberty Avenue1	Queens	125,000	83%	CVS, Storage Post	15.6	-	15.6	9.4
161st Street2	Bronx	237,000	100%	Various New York City and State Agencies	65.7	1.0	66.7	28.9
Atlantic Avenue	Brooklyn	110,000	n/a	Storage Post	22.6	-	22.6	11.5
Canarsie Plaza3	Brooklyn	274,000	94%	BJ's Wholesale Club, Planet Fitness, PetSmart	90.5	0.5	91.0	56.5
SUBTOTAL - FUND II, OPERATING		1,388,000	95% Retail 93% Office		$413.7	$8.8	$422.5	$250.1

FUND III
125 Main Street	Westport, CT	27,000	89%	Gap, Brooks Brothers Women	$24.9	$0.6	$25.5	$12.5

Notes:
1 Acquired a ground lease interest in this property.
2 Redevelopment currently in progress.
3 Incurred cost is net of lease termination income of $23.9 million from former anchor tenant.
4 Excludes the self-storage facilities at Pelham Manor Shopping Plaza, Liberty Avenue, and Atlantic Avenue.

Reconciliation of total incurred development costs to the Balance Sheet:
By Balance Sheet Line Item:
Operating Real Estate			$493.6
Net Real Estate Under Development			217.2
Gain From Bargain Purchase (CityPoint)			(33.8)
Lease Termination Income (Canarsie Plaza)			(23.9)
Total Incurred Development Costs			$653.1
By Project Status:
Operating Properties			$438.6
Under Construction			104.9
In Design			109.6
Total Incurred Development Costs			$653.1

Urban/Street Retail Developments - Construction & Design
($ in millions)

						Acquisition & Development Costs
		Estimated					Estimated	Estimated	Outstanding
Property	Location	Completion	Sq. Ft.	Leased (%)	Anchors/Tenants	Incurred	Future	Total	Debt
FUND II
Under Construction
City Point1	Brooklyn	TBD	685,000-710,000	-	TBD	$104.9	$145.1-$ 235.1	$250.0-$ 340.0	$40.7
In Design
Sherman Plaza	Manhattan	TBD	TBD	-	TBD	$34.2	TBD	TBD	$-

FUND III
In Design
Sheepshead Bay	Brooklyn	TBD	TBD	-	TBD	$22.8	TBD	TBD	$-
Lincoln Road Portfolio2	Miami Beach, FL	TBD	61,443	43%	Starbucks, Geox, Sushi Samba	52.6	TBD	TBD	20.3
SUBTOTAL - Fund III, In Design						$75.4	TBD	TBD	$20.3

Notes:
1 Acquired a ground lease interest in this property. The first 50,000 square feet of the project (Phase 1) is under construction.
Construction of the next approximately 625,000 square feet (Phase 2) is anticipated to start during 2012.
2 Data reflects the status of the portfolio as of 12/31/11; certain properties are in the design phase pending redevelopment.

Retailer Controlled Property ("RCP") Venture - Overview
*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II have invested approximately $62 million in equity. ***

Item	Description
Date formed	August 2004

Partnership structure
Equity Contribution:	Up to $300 million of total equity

Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

Remaining 80% is distributed to all the partners (including Klaff)

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through December 31, 2011

		Years	Invested		Equity
Investor	Investment	acquired	capital	Distributions	Multiple

Mervyns I and Mervyns II	Mervyns	2004 through	$32,575	$49,524	1.5	x
		2007
Mervyns II	Albertson’s	2006 through	23,133	83,273	3.6	x
		2007
Fund II and Mervyns II	Other investments 1	2006 through	6,476	5,138	0.8	x
		2008
Total			$62,184	$137,935	2.2	x

Notes:
1Represents investments in Shopko, Marsh and Rex Stores.

Storage Portfolio Property Detail

				Occupancy
Owner	Operating Properties	Location	Net Rentable Square Feet	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

	Stabilized
Fund III	Suffern	Suffern, New York	78,825
Fund III	Yonkers	Westchester, New York	100,697
Fund III	Jersey City	Jersey City, New Jersey	76,920
Fund III	Webster Ave	Bronx, New York	36,339
Fund III	Linden	Linden, New Jersey	84,035
Fund III	Bruckner Blvd	Bronx, New York	89,422
Fund III	New Rochelle	Westchester, New York	42,155
Fund III	Lawrence	Lawrence, New York	97,743
	Subtotal Stabilized		606,136	89.9%	91.1%	91.4%	87.5%	86.3%

	Repositioned - in Lease-up
Fund III	Long Island City	Queens, New York	134,193
	Subtotal in lease-up		134,193	79.4%	80.0%	80.0%	75.3%	72.1%

	In initial Lease-up
Fund II	Liberty Avenue	Queens, New York	72,900
Fund II	Pelham Plaza	Pelham Manor, New York	62,220
Fund II	Atlantic Avenue	Brooklyn, New York	75,886
Fund III	Fordham Road	Bronx, New York	85,155
Fund III	Ridgewood	Queens, New York	87,645
	Subtotal in initial lease-up		383,806	85.1%	83.6%	78.5%	66.1%	62.7%

	Total		1,124,135	87.0%	87.2%	85.6%	78.7%	76.5%

Core Portfolio Retail Properties - Detail

		Acadia's	Gross Leaseable Area			Occupancy			Annualized Base Rent
Property	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.

NEW YORK

Connecticut
239 Greenwich Avenue1	-	75.0%	-	16,834	16,834	-	100.00%	100.00%	$-	$1,554,663	$1,554,663	$-	$92.35	$92.35

New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	100.0%	62,610	86,652	149,262	100.00%	85.70%	91.70%	1,486,006	1,878,933	3,364,939	23.73	25.30	24.58
A & P Shopping Plaza	A&P	60.0%	49,463	13,278	62,741	100.00%	86.20%	97.08%	950,000	334,146	1,284,146	19.21	29.19	21.08
Total - New Jersey			112,073	99,930	212,003	100.00%	85.77%	93.29%	2,436,006	2,213,079	4,649,085	21.74	25.82	23.51

New York
Village Commons Shopping Center	-	100.0%	-	87,330	87,330	-	91.32%	91.32%	-	2,409,990	2,409,990	-	30.22	30.22
Branch Plaza	CVS	100.0%	74,050	52,162	126,212	14.92%	88.92%	45.50%	251,388	1,319,116	1,570,504	22.75	28.44	27.35
Amboy Center	Stop & Shop	100.0%	37,266	22,824	60,090	100.00%	100.00%	100.00%	745,320	874,629	1,619,949	20.00	38.32	26.96
Bartow Avenue	-	100.0%	-	14,676	14,676	-	89.49%	89.49%	-	439,246	439,246	-	33.43	33.43
Pacesetter Park Shopping Center	Stop & Shop	100.0%	52,052	44,328	96,380	100.00%	77.43%	89.62%	416,936	684,931	1,101,867	8.01	19.96	12.76
LA Fitness	LA Fitness	100.0%	55,000	-	55,000	100.00%	-	100.00%	1,265,000	-	1,265,000	23.00	-	23.00
West 54th Street	-	100.0%	-	9,693	9,693	-	95.58%	95.58%	-	2,418,894	2,418,894	-	261.09	261.09
East 17th Street	Barnes & Noble	100.0%	19,622	-	19,622	100.00%	-	100.00%	625,000	-	625,000	31.85	-	31.85
Crossroads Shopping Center	Kmart	49.0%	201,296	108,191	309,487	81.02%	83.09%	81.74%	1,693,853	3,896,282	5,590,135	10.39	43.34	22.10
Third Avenue	-	100.0%	21,650	17,717	39,367	100.00%	58.23%	81.20%	468,631	198,000	666,631	21.65	19.19	20.85
Mercer Street	-	100.0%	-	6,225	6,225	-	100.00%	100.00%	-	372,000	372,000	-	59.76	59.76
4401 White Plains Road	Walgreen's	100.0%	-	12,964	12,964	-	100.00%	100.00%	-	625,000	625,000	-	48.21	48.21
Total - New York			460,936	376,110	837,046	78.04%	86.43%	81.81%	5,466,128	13,238,088	18,704,216	15.20	40.72	27.31

Total New York			573,009	492,874	1,065,883	82.34%	86.76%	84.38%	$7,902,134	$17,005,830	$24,907,964	$16.75	$39.77	$27.69

NEW ENGLAND

Connecticut
Town Line Plaza2	Wal-Mart, Stop & Shop	100.0%	163,159	43,187	206,346	100.00%	95.30%	99.02%	$969,144	$703,129	$1,672,273	$14.72	$17.08	$15.63

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	100.0%	120,004	10,017	130,021	100.00%	100.00%	100.00%	799,145	222,225	1,021,370	6.66	22.18	7.86
Crescent Plaza	Home Depot, Shaw's (Supervalu)	100.0%	156,985	61,152	218,137	100.00%	66.69%	90.66%	1,178,872	397,671	1,576,543	7.51	9.75	7.97
Total - Massachusetts			276,989	71,169	348,158	100.00%	71.38%	94.15%	1,978,017	619,896	2,597,913	7.14	12.20	7.93

New York
New Loudon Center	Marshalls, Price Chopper,	100.0%	251,058	4,615	255,673	100.00%	100.00%	100.00%	1,828,706	130,418	1,959,124	7.28	28.26	7.66
	Raymour & Flanigan
Rhode Island
Walnut Hill Plaza	Sears, Shaw's (Supervalu), CVS	100.0%	196,710	88,007	284,717	100.00%	82.08%	94.46%	1,471,017	937,491	2,408,508	7.48	12.98	8.96

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	100.0%	73,184	28,471	101,655	100.00%	73.94%	92.70%	1,353,904	379,583	1,733,487	18.50	18.03	18.40

Total New England			961,100	235,449	1,196,549	100.00%	80.64%	96.19%	$7,600,788	$2,770,517	$10,371,305	$8.80	$14.59	$9.84

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
2Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Retail Properties - Detail (continued)

		Acadia's	Gross Leaseable Area			Occupancy			Annualized Base Rent
Property	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.

MIDWEST

Illinois
Hobson West Plaza	Garden Fresh Markets	100.0%	51,692	47,433	99,125	100.00%	90.91%	95.65%	$225,436	$892,279	1,117,715	$4.36	$20.69	11.79
Clark Diversey	-	100.0%	-	19,265	19,265	0.00%	95.72%	95.72%	-	810,154	810,154	-	43.93	43.93
West Diversey	Trader Joe's	100.0%	16,500	29,759	46,259	100.00%	100.00%	100.00%	900,000	857,463	1,757,463	54.55	28.81	37.99
Chicago Street Retail Portfolio1	-	100.0%	-	24,374	24,374	-	100.00%	100.00%	-	1,279,938	1,279,938	-	52.51	52.51
Total - Illinois			68,192	120,831	189,023	100.00%	95.75%	97.28%	1,125,436	3,839,834	4,965,270	16.50	33.19	27.00

Indiana
Merrillville Plaza	JC Penney, Office Max,	100.0%	123,369	112,455	235,824	100.00%	82.17%	91.50%	1,251,160	1,601,476	2,852,636	10.14	17.33	13.22
	TJ Maxx
Michigan
Bloomfield Towne Square2	Best Buy, Home Goods,	100.0%	165,985	70,433	236,418	63.28%	83.87%	69.41%	987,559	1,289,633	2,277,192	9.40	21.83	13.88
	TJ Maxx
Ohio
Mad River Station3	Babies 'R' Us, Office Depot,	100.0%	58,185	67,799	125,984	100.00%	64.72%	81.01%	552,195	712,413	1,264,608	9.49	16.24	12.39

Total Midwest			415,731	371,518	787,249	85.34%	83.73%	84.58%	$3,916,350	$7,443,356	$11,359,706	$11.04	$23.93	$17.06

MID-ATLANTIC	`

New Jersey
Marketplace of Absecon	Rite Aid, Dollar Tree	100.0%	47,915	56,847	104,762	56.74%	84.10%	71.59%	$539,040	$692,791	$1,231,831	$19.83	$14.49	$16.43

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond,	22.2%	831,207	43,782	874,989	96.99%	91.32%	96.71%	12,211,797	588,758	12,800,555	15.15	14.73	15.13
	Target, Dicks Sporting Goods
Market Square Shopping Center	TJ Maxx, Trader Joe's	22.2%	42,850	59,197	102,047	100.00%	96.94%	98.22%	703,062	1,768,862	2,471,924	16.41	30.82	24.66
Naamans Road	-	22.2%	-	19,984	19,984	0.00%	54.90%	54.90%	-	558,340	558,340	-	50.89	50.89
Total - Delaware			874,057	122,963	997,020	97.14%	88.11%	96.03%	12,914,859	2,915,960	15,830,819	15.21	26.91	16.54

Pennsylvania
Mark Plaza	Kmart, Redner's Market	100.0%	157,595	58,806	216,401	100.00%	46.90%	85.57%	652,095	171,827	823,922	4.14	6.23	4.45
Plaza 422	Home Depot, Dunham's	100.0%	139,968	16,311	156,279	100.00%	100.00%	100.00%	643,503	152,349	795,852	4.60	9.34	5.09
Route 6 Plaza	Kmart, Rite Aid	100.0%	146,498	29,021	175,519	100.00%	100.00%	100.00%	806,351	368,819	1,175,170	5.50	12.71	6.70
Chestnut Hill4		100.0%	-	37,916	37,916	0.00%	13.58%	13.58%	-	164,483	164,483	-	31.94	31.94
Abington Towne Center5	Target, TJ Maxx	100.0%	184,616	31,753	216,369	100.00%	94.75%	99.23%	283,500	837,295	1,120,795	10.50	27.83	19.63
Total - Pennsylvania			628,677	173,807	802,484	100.00%	62.22%	91.82%	2,385,449	1,694,773	4,080,222	5.06	15.67	7.04

District of Columbia
Georgetown Portfolio6	-	50.0%	-	27,666	27,666	-	96.39%	96.39%	$-	$1,649,967	$1,649,967	$-	$61.87	$61.87

Total Mid-Atlantic			1,550,649	381,283	1,931,932	97.05%	76.31%	92.96%	$15,839,348	$6,953,491	$22,792,839	$11.76	$23.90	$13.91

TOTAL CORE PROPERTIES			3,500,489	1,481,124	4,981,613	94.06%	82.34%	90.57%	$35,258,620	$34,173,194	$69,431,814	$11.61	$28.02	$16.31

TOTAL CORE PROPERTIES - weighted based on ownership interest6			2,698,201	1,306,953	4,005,155	93.74%	81.66%	89.80%	$23,969,578	$28,570,749	$52,540,326	$9.48	$26.77	$14.61

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1Includes six properties (56 E. Walton, 841 W. Armitage, 2731 N. Clark, 2140 N. Clybourn, 853 W. Armitage and 2299 N. Clybourn)
2Re-anchoring activities at this property commenced during the second quarter 2011 and are expected to be completed by the second half of 2012.
3The GLA for this property excludes 29,857 square feet of office space.
4This consists of two separate buildings.
5Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
6Includes six properties (1533 Wisconsin Ave., 3025 M St.,3034 M St.,3146 M St.,3259-61 M St. and 2809 M St.)
7Weighted based on Acadia's ownership interest in the properties.

Core Portfolio Retail Properties by State - Summary

				Gross Leasable Area			Occupancy			Annualized Base Rent
	Ownership	Percent of	Number of
State	%	base rent1	properties	Anchors 2	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

Connecticut	88.0%	5.4%	2	163,159	60,021	223,180	100.00%	96.62%	99.09%	$969,144	$2,257,792	$3,226,936

Delaware	22.2%	6.7%	3	874,057	122,963	997,020	97.14%	88.11%	96.03%	12,914,859	2,915,960	15,830,819

District of Columbia	50.0%	1.6%	6	-	27,666	27,666	0.00%	96.39%	96.39%	-	1,649,967	1,649,967

Illinois	100.0%	9.5%	9	68,192	120,831	189,023	100.00%	95.75%	97.28%	1,125,436	3,839,834	4,965,270

Indiana	100.0%	5.4%	1	123,369	112,455	235,824	100.00%	82.17%	91.50%	1,251,160	1,601,476	2,852,636

Massachusetts	100.0%	4.9%	2	276,989	71,169	348,158	100.00%	71.38%	94.15%	1,978,017	619,896	2,597,913

Michigan	100.0%	4.3%	1	165,985	70,433	236,418	63.28%	83.87%	69.41%	987,559	1,289,633	2,277,192

New Jersey	89.0%	10.2%	3	159,988	156,777	316,765	87.04%	85.16%	86.11%	2,975,046	2,905,870	5,880,916

New York	84.8%	33.9%	13	711,994	380,725	1,092,719	85.79%	86.60%	86.07%	7,294,834	13,368,506	20,663,340

Ohio	100.0%	2.4%	1	58,185	67,799	125,984	100.00%	64.72%	81.01%	552,195	712,413	1,264,608

Pennsylvania	100.0%	7.8%	5	628,677	173,807	802,484	100.00%	62.22%	91.82%	2,385,449	1,694,773	4,080,222

Rhode Island	100.0%	4.6%	1	196,710	88,007	284,717	100.00%	82.08%	94.46%	1,471,017	937,491	2,408,508

Vermont	100.0%	3.3%	1	73,184	28,471	101,655	100.00%	73.94%	92.70%	1,353,904	379,583	1,733,487

Total - Core Portfolio		100.0%	48	3,500,489	1,481,124	4,981,613	94.06%	82.34%	90.57%	$35,258,620	$34,173,194	$69,431,814

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1 The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
2 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR)

		Gross						ProRata
	Number of stores	Wholly Owned		Joint Ventures1		Combined		Combined		Percentage of Total
	in combined									Percentage of
Tenant	portfolio	GLA	Base Rent	GLA	Base Rent	GLA	Base Rent	GLA	Base Rent	Portfolio GLA	Base Rent

Supervalu (Shaws)	3	175,801	$2,420,980	-	$-	175,801	$2,420,980	175,801	$2,420,980	4.4%	4.6%

Ahold (Stop and Shop)	3	155,177	2,131,400	-	-	155,177	2,131,400	155,177	2,131,400	3.9%	4.1%

A&P	2	97,236	2,001,006	-	-	97,236	2,001,006	77,451	1,621,006	1.9%	3.1%

TJX Companies	7	165,058	1,278,154	56,108	951,655	221,166	2,229,809	184,202	1,616,339	4.6%	3.1%
-- T.J. Maxx	4	88,200	773,100	31,175	428,062	119,375	1,201,162	95,127	854,724	2.4%	1.6%
-- Marshalls	1	37,212	158,151	-	-	37,212	158,151	37,212	158,151	0.9%	0.3%
-- Homegoods	2	39,646	346,903	24,933	523,593	64,579	870,496	51,863	603,464	1.3%	1.1%

Sears	4	285,314	1,150,615	100,725	566,250	386,039	1,716,865	334,669	1,428,078	8.4%	2.7%
-- Kmart	3	224,614	892,615	100,725	566,250	325,339	1,458,865	273,969	1,170,078	6.8%	2.2%
-- Sears	1	60,700	258,000	-	-	60,700	258,000	60,700	258,000	1.5%	0.5%

Walgreens	3	37,499	1,366,748	-	-	37,499	1,366,748	37,499	1,366,748	0.9%	2.6%

Home Depot	2	211,003	1,099,996	-	-	211,003	1,099,996	211,003	1,099,996	5.3%	2.1%

Trader Joe's	2	16,500	900,000	11,675	275,000	28,175	1,175,000	19,094	961,105	0.5%	1.8%

Barnes & Noble	2	19,622	625,000	12,430	397,760	32,052	1,022,760	25,713	819,902	0.6%	1.6%

Sleepy's	4	32,619	789,858	-	-	32,619	789,858	32,619	789,858	0.8%	1.5%

Pier 1 Imports	3	19,255	437,304	8,818	348,576	28,073	785,880	23,576	608,106	0.6%	1.2%
CVS	3	34,300	563,823	-	-	34,300	563,823	34,300	563,823	0.9%	1.1%
Dollar Tree	6	55,000	558,727	-	-	55,000	558,727	55,000	558,727	1.4%	1.1%
JP Morgan Chase Bank	4	16,242	425,081	3,745	325,000	19,987	750,081	17,177	558,145	0.4%	1.1%
Payless Shoesource	6	18,236	465,232	3,090	114,330	21,326	579,562	19,750	521,254	0.5%	1.0%
The Avenue	4	17,236	342,869	8,250	327,360	25,486	670,229	21,279	503,275	0.5%	1.0%
Coach	2	4,541	388,573	6,810	346,000	11,351	734,573	6,811	464,430	0.2%	0.9%
Drexel Heritage	2	13,315	352,848	21,827	471,245	35,142	824,093	18,161	457,559	0.5%	0.9%
Citibank	3	5,486	263,328	8,470	444,872	13,956	708,200	8,283	417,306	0.2%	0.8%
Coldwell Banker	2	14,012	320,948	-	-	14,012	320,948	14,012	320,948	0.3%	0.6%

TOTAL	67	1,393,452	$17,882,490	241,948	$4,568,048	1,635,400	$22,450,538	1,471,576	$19,228,985	36.7%	36.6%

Notes:
1Represents Brandywine, Crossroads and Georgetown Portfolio joint ventures.

Core Portfolio Lease Expirations

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.

Anchor Tenants
2012	6	243,872	8.03%	1,998,046	5.67%	8.19
2013	9	342,666	11.28%	4,327,237	12.27%	12.63
2014	7	258,558	8.51%	2,183,597	6.19%	8.45
2015	6	274,639	9.04%	3,800,856	10.78%	13.84
2016	7	262,966	8.66%	2,450,892	6.95%	9.32
2017	4	159,389	5.25%	2,661,119	7.55%	16.70
2018	5	383,288	12.62%	4,212,248	11.95%	10.99
2019	6	136,521	4.49%	1,137,580	3.23%	8.33
2020	5	233,350	7.68%	2,321,096	6.58%	9.95
2021	7	272,937	8.99%	3,000,865	8.51%	10.99
2022	2	69,837	2.30%	1,700,000	4.82%	24.34
2024	3	188,506	6.21%	3,273,049	9.28%	17.36
2027	1	21,650	0.71%	468,631	1.33%	21.65
2028	4	189,509	6.24%	1,723,404	4.89%	9.09
Total	72	3,037,688	100.00%	$35,258,620	100.00%	$11.61

Anchor GLA Owned by Tenants	254,916
Total Vacant	207,885
Total Square Feet	3,500,489

Shop Tenants
Month to month	1	3,205	0.26%	64,100	0.19%	20.00
2012	47	153,856	12.61%	4,042,686	11.83%	26.28
2013	53	154,871	12.70%	4,604,203	13.47%	29.73
2014	56	226,236	18.55%	6,649,978	19.46%	29.39
2015	34	165,232	13.55%	2,946,096	8.62%	17.83
2016	44	198,653	16.29%	4,225,730	12.37%	21.27
2017	14	53,855	4.42%	2,682,822	7.85%	49.82
2018	23	76,002	6.23%	3,186,674	9.33%	41.93
2019	14	30,267	2.48%	883,187	2.58%	29.18
2020	10	23,587	1.93%	664,848	1.95%	28.19
2021	14	71,322	5.85%	1,825,382	5.34%	25.59
2022	5	29,425	2.41%	930,643	2.72%	31.63
2023	2	7,362	0.60%	129,298	0.38%	17.56
2025	1	3,120	0.26%	29,047	0.08%	9.31
2027	1	5,975	0.49%	358,500	1.05%	60.00
2030	1	3,745	0.31%	325,000	0.95%	86.78
2060	1	12,964	1.06%	625,000	1.83%	48.21
Total	321	1,219,677	100.00%	$34,173,194	100.00%	$28.02

Total Vacant	261,447
Total Square Feet	1,481,124

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.

Total Anchor and
Shop Tenants
Month to month	1	3,205	0.08%	64,100	0.09%	20.00
2012	53	397,728	9.34%	6,040,732	8.70%	15.19
2013	62	497,537	11.69%	8,931,440	12.86%	17.95
2014	63	484,794	11.39%	8,833,575	12.72%	18.22
2015	40	439,871	10.33%	6,746,952	9.72%	15.34
2016	51	461,619	10.84%	6,676,622	9.62%	14.46
2017	18	213,244	5.01%	5,343,941	7.70%	25.06
2018	28	459,290	10.79%	7,398,922	10.66%	16.11
2019	20	166,788	3.92%	2,020,767	2.91%	12.12
2020	15	256,937	6.04%	2,985,944	4.30%	11.62
2021	21	344,259	8.09%	4,826,247	6.95%	14.02
2022	7	99,262	2.33%	2,630,643	3.79%	26.50
2023	2	7,362	0.17%	129,298	0.19%	17.56
2024	3	188,506	4.43%	3,273,049	4.71%	17.36
2025	1	3,120	0.07%	29,047	0.04%	9.31
2027	2	27,625	0.65%	827,131	1.19%	29.94
2028	4	189,509	4.45%	1,723,404	2.48%	9.09
2030	1	3,745	0.09%	325,000	0.47%	86.78
2060	1	12,964	0.30%	625,000	0.90%	48.21
Total	393	4,257,365	100.00%	69,431,814	100.00%	16.31

Anchor GLA Owned by Tenants	254,916
Total Vacant	469,332
Total Square Feet	4,981,613

Core Portfolio - New and Renewal Rent Spreads 1
Based on Lease Execution Dates

	Year to date		3 months ended		3 months ended		3 months ended		3 months ended
	December 31, 2011		December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011
	Cash2	GAAP3	Cash2	GAAP3	Cash2	GAAP3	Cash2	GAAP3	Cash2	GAAP3
New leases
Number of new leases executed	28	28	8	8	8	8	2	2	10	10
GLA	219,032	219,032	84,648	84,648	34,957	34,957	3,154	3,154	96,273	96,273
New base rent	$17.86	$18.49	$19.34	$20.58	$22.08	$22.60	$24.43	$25.07	$14.80	$14.95
Previous base rent (and percentage rent)	$16.85	$16.21	$18.76	$17.68	$14.94	$14.75	$40.52	$37.69	$15.10	$14.74
Percentage growth in base rent	5.9%	14.1%	3.1%	16.4%	47.8%	53.2%	-39.7%	-33.5%	-2.0%	1.4%
Average cost per square foot	$84.29	$84.29	$107.40	$107.40	$75.96	$75.96	$69.74	$69.74	$67.48	$67.48
Weighted Average Lease Term (years)	9.9	9.9	12.4	12.4	9.5	9.5	8.2	8.2	7.8	7.8

Renewal leases
Number of renewal leases executed	29	29	5	5	10	10	8	8	6	6
GLA	189,933	189,933	15,075	15,075	22,159	22,159	123,099	123,099	29,600	29,600
New base rent	$14.06	$14.32	$27.62	$28.41	$26.82	$27.16	$9.95	$10.16	$14.72	$14.84
Expiring base rent (and percentage rent)	$14.07	$13.64	$28.00	$26.89	$27.60	$26.66	$9.54	$9.25	$15.71	$15.40
Percentage growth in base rent	-0.1%	5.0%	-1.4%	5.7%	-2.8%	1.9%	4.3%	9.8%	-6.3%	-3.6%
Average cost per square foot	$0.08	$0.08	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.51	$0.51
Weighted Average Lease Term (years)	4.7	4.7	4.2	4.2	3.5	3.5	4.6	4.6	6.0	6.0

Total new and renewal Leases
Number of new and renewal leases executed	57	57	13	13	18	18	10	10	16	16
GLA commencing	408,965	408,965	99,723	99,723	57,116	57,116	126,253	126,253	125,873	125,873
New base rent	$16.09	$16.56	$20.59	$21.76	$23.92	$24.37	$10.31	$10.53	$14.78	$14.92
Expiring base rent (and percentage rent)	$15.56	$15.02	$20.16	$19.07	$19.85	$19.37	$10.31	$9.96	$15.24	$14.90
Percentage growth in base rent	3.4%	10.3%	2.2%	14.1%	20.5%	25.8%	0.0%	5.7%	-3.0%	0.2%
Average cost per square foot	$45.18	$45.18	$91.16	$91.16	$46.49	$46.49	$1.74	$1.74	$51.73	$51.73
Weighted Average Lease Term (years)	7.4	7.4	11.2	11.2	7.2	7.2	4.7	4.7	7.4	7.4

Notes:
1Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
2Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

3Rents are calculated on a straight-line basis.

Core Portfolio Capital Expenditures
Current Quarter and Year-to-Date

	Year-to-Date		Current Quarter	Prior Quarter	Prior Quarter	Prior Quarter
	Period ended		3 months ended	3 months ended	3 months ended	3 months ended	Prior Year ended
	December 31, 2011		December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

Leasing Commissions	$1,265		$188	$191	$411	$475	$671
Tenant Improvements	7,401	1	1,584	2,000	2,580	1,237	3,855
Capital Expenditures	471		253	-	-	218	146
Redevelopments	-		-	-	-	-	-
Total	$9,137		$2,025	$2,191	$2,991	$1,930	$4,672

Notes:
1 Includes $1,662 of costs associated with the redevelopment of 2914 Third Avenue and $1,578 for Bloomfield Town Square re-anchoring.

Property Demographics - Core
							3-Mile Radius2				5-Mile Radius2
				Trade Area	Base	Total	Total	#	Median HH	Avg. HH	Total	#	Median HH	Avg. HH
Classification	Property	City	State	(Miles)	Rent	GLA	Pop.	HH	Income	Income	Pop.	HH	Income	Income
Core	239 Greenwich Avenue	Greenwich	CT	5	$ 1,554,663	16,834	64,308	23,814	125,719	162,508	135,320	48,542	122,962	156,902
Core	Elmwood Park Shopping Center	Elmwood Park	NJ	3	3,364,939	149,262	248,932	81,257	60,826	69,326	586,661	200,354	67,746	78,008
Core	A & P Shopping Plaza	Boonton	NJ	5	1,284,146	62,741	46,107	17,845	104,048	129,404	99,937	37,448	101,964	122,465
Core	Village Commons Shopping Center	Smithtown	NY	3	2,409,990	87,330	63,231	21,079	102,376	124,093	173,029	56,356	98,040	119,322
Core	The Branch Plaza	Smithtown	NY	3	1,570,504	126,212	64,812	21,738	103,946	126,961	191,293	61,590	94,383	113,936
Core	Amboy Road	Staten Island	NY	3	1,619,949	60,090	97,141	33,846	82,727	86,666	162,143	57,055	79,869	84,373
Core	Bartow Avenue	The Bronx	NY	2	439,246	14,676	273,331	99,165	49,510	59,160	575,057	206,470	47,306	57,042
Core	Pacesetter Park Shopping Center	Pomona	NY	3	1,101,867	96,380	19,646	6,760	101,782	120,862	99,896	29,978	87,372	107,422
Core	LA Fitness	Staten Island	NY	3	1,265,000	55,000	35,839	12,953	67,765	72,134	128,706	44,479	74,225	77,867
Core	West 54th Street	Manhattan	NY	1	2,418,894	9,693	42,128	25,011	91,410	155,737	160,333	90,051	93,753	164,270
Core	East 17th Street	Manhattan	NY	1	625,000	19,622	70,157	39,495	92,939	175,048	261,569	143,187	79,749	138,454
Core	Crossroads Shopping Center	White Plains	NY	3	5,590,135	309,487	107,610	40,014	99,898	116,168	213,143	77,239	117,243	135,295
Core	Third Avenue	Yonkers	NY	1	666,631	39,367	45,117	14,987	22,294	32,027	154,302	51,557	23,429	33,081
Core	Mercer Street	New York	NY	1	372,000	6,225	48,262	20,078	76,510	134,753	209,871	90,080	70,637	119,525
Core	4401 White Plains Road	White Plains	NY	1	625,000	12,964	93,714	33,031	49,930	62,634	574,653	207,078	52,382	62,813
Core	Town Line Plaza	Rocky Hill	CT	3	1,672,273	206,346	45,422	18,687	75,874	82,339	150,566	58,641	66,002	73,788
Core	Methuen Shopping Center	Methuen	MA	5	1,021,370	130,021	91,440	33,166	48,242	56,292	194,882	72,424	55,911	64,367
Core	Crescent Plaza	Brockton	MA	3	1,576,543	218,137	96,005	32,593	53,420	62,806	161,182	55,405	59,665	68,969
Core	New Loudon Center	Latham	NY	5	1,959,124	255,673	42,239	16,004	63,599	76,258	151,343	61,547	55,150	67,252
Core	Walnut Hill Plaza	Woonsocket	RI	5	2,408,508	284,717	58,072	22,079	50,251	59,544	91,962	35,206	58,299	69,645
Core	The Gateway Shopping Center	So. Burlington	VT	3	1,733,487	101,655	49,599	20,331	51,135	64,086	74,461	30,538	54,695	67,272
Core	Hobson West Plaza	Naperville	IL	3	1,117,715	99,125	95,896	34,156	109,898	113,927	236,016	84,332	108,127	112,720
Core	Clark & Diversey	Chicago	IL	1	810,154	19,265	80,058	47,674	74,864	107,610	133,868	78,221	80,762	114,242
Core	West Diversey	Chicago	IL	1	1,757,463	46,259	57,904	37,481	66,689	94,576	361,880	198,507	70,933	100,699
Core	Chicago Urban/Street Retail Portfolio	Chicago	IL	1	1,279,938	24,374	62,509	32,901	91,769	141,038	494,291	234,742	71,739	100,859
Core	Merrillville Plaza	Hobart	IN	5	2,852,636	235,824	28,125	11,745	59,051	57,903	79,178	30,967	55,914	56,106
Core	Bloomfield Town Square	Bloomfield Hills	MI	5	2,277,192	236,418	58,074	22,758	88,141	102,572	157,331	61,379	95,034	105,404
Core	Mad River Station	Dayton	OH	5	1,264,608	125,984	57,875	25,349	66,903	70,623	154,785	55,374	69,503	74,465
Core	Marketplace of Absecon	Absecon	NJ	3	1,231,831	104,762	28,925	10,533	59,908	74,572	69,370	23,899	59,194	72,233
Core	Brandywine/Mkt Sq./Naamans Rd.	Wilmington	DE	3	15,830,819	997,020	110,839	45,584	63,729	68,575	188,535	76,355	72,069	74,895
Core	Mark Plaza	Edwardsville	PA	5	823,922	216,401	87,545	37,108	37,075	46,254	121,815	50,915	39,826	49,730
Core	Plaza 422	Lebanon	PA	3	795,852	156,279	44,076	18,114	42,329	44,905	63,493	25,552	47,678	49,724
Core	Route 6 Plaza	Honesdale	PA	5	1,175,170	175,519	7,948	3,467	36,983	47,590	12,024	5,030	39,415	49,983
Core	Chestnut Hill	Philadelphia	PA	3	164,483	37,916	147,322	60,592	63,508	79,148	396,137	159,190	61,052	77,569
Core	Abington Towne Center	Abington	PA	3	1,120,795	216,369	88,887	35,153	78,175	97,812	296,425	117,842	69,750	84,152
Core	Georgetown Portfolio	Georgetown	DC	1	1,649,967	27,666	37,072	18,448	80,669	137,674	306,482	147,883	70,715	110,008
Total Core 1
Weighted Average - Based on GLA							71,443	27,341	$ 66,888	$ 78,575	171,277	65,418	$ 67,834	$ 78,880
Weighted Average - Based on base rent							77,258	30,080	$ 73,453	$ 90,848	204,155	80,891	$ 74,392	$ 90,741

Notes:
1 Calculations have been pro-rated based on the Company's ownership % in joint ventures.
2 West 54th Street , East 17th Street , Third Ave. & Mercer Street reflect .5 and 1 mile radius figures; Clark & Diversey reflects 1 and 1.5 mile radius figures; West Diversey,
4401 White Plains Rd, Chicago Urban/Street Retail Portfolio and Georgetown reflect 1 and 3 mile radius figures; LA Fitness and Bartow reflect 2 aned 3 mile radius figures.

Property Demographics - Funds
							3-Mile Radius2				5-Mile Radius2
				Trade Area	Base	Total	Total	#	Median HH	Avg. HH	Total	#	Median HH	Avg. HH
Classification	Property	City	State	(Miles)	Rent	GLA	Pop.	HH	Income	Income	Pop.	HH	Income	Income
Fund I	Tarrytown Shopping Center	Tarrytown	NY	2	847,360	34,979	22,110	8,246	86,276	112,075	35,192	12,933	89,621	116,661
Fund II	Pelham Manor Shopping Plaza	Westchester	NY	3	5,622,651	228,493	401,439	145,255	57,360	68,075	532,763	168,549	35,031	49,370
Fund II	400 East Fordham Road	The Bronx	NY	2	5,519,760	119,446	649,998	214,775	33,106	43,969	1,214,522	401,588	35,202	47,217
Fund II	Liberty Avenue	Queens	NY	1	732,755	26,125	91,638	28,967	53,392	62,024	338,406	102,483	50,598	60,663
Fund II	Canarsie	Brooklyn	NY	1	7,494,788	273,536	111,699	36,850	47,249	56,580	1,222,610	400,044	53,590	64,781
Fund II	216th Street	Manhattan	NY	1	2,460,000	60,000	160,656	54,093	38,123	51,821	948,832	311,867	35,661	48,955
Fund II	161st Street	The Bronx	NY	1	4,617,137	236,571	199,667	64,948	23,956	35,877	734,022	236,490	25,864	39,464
Fund III	Westport	Westport	CT	3	1,639,550	27,033	43,980	16,452	157,068	202,669	113,415	42,948	128,347	162,965
Fund III	Cortlandt Towne Center	Mohegan Lake	NY	3	9,270,706	641,211	36,790	11,992	98,885	106,063	89,641	30,347	90,138	100,808
Fund III	654 Broadway	New York	NY	1	300,000	2,896	70,572	34,946	73,978	128,584	271,509	127,536	70,980	121,380
Fund III	New Hyde Park Shopping Center	New Hyde Park	NY	3	855,244	31,498	184,784	66,069	99,327	121,864	548,457	186,573	91,812	112,332
Fund III	White City	Shrewsbury	MA	3	5,184,956	255,560	94,955	38,180	49,759	62,004	211,652	80,653	54,993	68,709
Fund III	White Oak	Silver Spring	MD	3	874,416	64,626	92,060	34,141	80,124	97,014	256,978	88,658	78,604	94,563
Fund III	Parkway Crossing	Parkville	MD	3	1,271,641	260,264	188,463	68,889	55,950	66,501	422,951	154,241	55,841	69,175
Fund III	Lincoln Road	Miami Beach	FL	3	2,305,809	61,443	60,730	35,165	44,469	73,128	213,203	100,137	40,684	60,999
Fund III	Heritage Shops	Chicago	IL	3	2,621,122	105,449	291,977	148,982	70,575	101,644	743,136	328,907	60,757	84,919

Fund I 1
Weighted Average - Based on GLA							22,110	8,246	$ 86,276	$ 112,075	35,192	12,933	$ 89,621	$ 116,661
Weighted Average - Based on base rent							22,110	8,246	$ 86,276	$ 112,075	35,192	12,933	$ 89,621	$ 116,661

Fund II - Urban In-Fill 1
Weighted Average - Based on GLA							284,424	96,960	$ 41,320	$ 52,175	870,133	282,665	$ 37,691	$ 50,550
Weighted Average - Based on base rent							316,495	107,275	$ 41,372	$ 52,242	922,135	300,568	$ 38,361	$ 51,063

Fund III 1
Weighted Average - Based on GLA							98,302	39,604	$ 79,708	$ 92,620	239,433	91,730	$ 74,701	$ 88,752
Weighted Average - Based on base rent							94,648	40,782	$ 82,353	$ 99,617	241,346	96,211	$ 75,961	$ 92,527

Total - Core and Funds1
Weighted Average - Based on GLA							81,329	30,777	$ 66,723	$ 78,494	202,570	75,429	$ 67,131	$ 78,480
Weighted Average - Based on base rent							97,180	36,864	$ 71,639	$ 88,551	262,818	99,048	$ 71,737	$ 87,868

Notes:
1 Does not include the Kroger/Safeway Portfolio. Calculations have been pro-rated based on the Company's ownership % in the joint venture.
2 Canarsie Plaza, 161st Street and Liberty Avenue reflect 1 and 2 mile radius figures, 216th St. reflects 1 and 3 mile radius figures,
Fordham Road reflects 2 aned 3 mile radius figures and 654 Broadway reflects .5 and 1 mile radius figures.

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.